                            BASIC LEASE INFORMATION
                            -----------------------
                            (Office Lease Agreement)

Landlord:         Austin Jack, L.L.C., a Delaware limited liability company
--------

     A.           Building: AmberOaks, 9100 Amberglen Blvd., Austin, Texas 78729
                           -----------------------------------------------------

     B.           Address (for notices): c/o Transwestern Commercial Services,
                  -------               --------------------------------------
                  901 S. MoPac, Building One, Suite 520, Austin, Texas 78746
                  ----------------------------------------------------------

     C.           Telephone:       (512) 328-5600
                  ---------- --------------------

Tenant:           NetSolve, Incorporated, a Delaware corporation
------            -----------------------------------------------

     A.           Premises:  "Premises" shall mean (i) Tenant's right to
                  --------
                  exclusive use of the Building; (ii) Tenant's right to exclusive use of the Parking Facilities (as hereinafter defined), together with (iii) Tenant's right to non-exclusive use of the Common Areas of the Project.

     B.           Address (for notices):
                  -------

                  Prior to occupancy:  12331 Riata Trace Parkway
                                       Building 4, Suite 200
                                       Austin, Texas 78727
                                       Attention:  Chief Financial Officer
                                       Facsimile No.:  (512) 340-3220

                  After occupancy:     12331 Riata Trace Parkway
                                       Building 4, Suite 200
                                       Austin, Texas 78727
                                       Attention:  Chief Financial Officer
                                       Facsimile No.:  (512) 340-3220

Base Rental:       Year one (1):   $12.25 NNN per rentable square foot per year,
-----------
                                   to be paid on the following square feet:

                                   months 1-3:   20,000 square feet or
                                                 $20,416.67 per month
                                   months 4-6:   40,000 square feet or
                                                 $40,833.33 per month
                                   months 7-9:   60,000 square feet or
                                                 $61,250.00 per month
                                   months 10-12: 78,034 square feet or
                                                 $79,659.71 per month
                   Year two (2):   $12.75 NNN per rentable square foot per year
                                   or $82,911.13 per month
                   Year three (3): $13.25 NNN per rentable square foot per year or $86,162.54 per month
                   Year four (4):  $13.75 NNN per rentable square foot per year or $89,413.99 per month
                   Year five (5):  $14.25 NNN per rentable square foot per year or $92,665.38 per month
                   Year six (6):   $14.75 NNN per rentable square foot per year
                                   or $95,916.79 per month

Security Deposit:  The Letters of Credit described in Exhibit "L" shall serve as
----------------                                      -----------
                   the Security Deposit.

Prepaid Rental:    None required.
--------------

Tenant's Pro Rata Share                 For Year 1:
-----------------------                 -----------
   of the Basic Cost for
   ---------------------
   the Building:                        Months 1-3      100%
   -------------
                                        Months 4-6      100%
                                        Months 7-9      100%
                                        Months 10-12    100%
           For Year 2 and remainder of the Lease Term:  100%

Tenant's Pro Rata Share
-----------------------
   Of the Basic Costs
   ------------------
   for the Project:                     3.9%, calculated on the basis of the
   ---------------
                                        Rentable Area of the Building, as
                                        compared to the proposed total rentable
                                        area of the Project, estimated by
                                        Landlord and Tenant to be approximately
                                        2,000,000 rentable square feet. Within
                                        thirty (30) days of the earlier to occur of (i) the date on which Landlord determines that the Project has been completed or (ii) the date on which the total rentable square feet of buildings in the Project reaches 2,000,000 square feet, Tenant's Pro Rata Share of the
                                        Basic Costs for the Project shall be
                                        adjusted to that percentage resulting
                                        from dividing the Rentable square feet
                                        of the Building by the total Rentable
                                        square feet of the buildings in the
                                        Project, in the event that the actual
                                        Rentable square feet of buildings in the Project is greater than or less than 2,000,000 square feet.

                                        Such adjustment to Tenant's Pro Rata
                                        Share of Basic Costs for the Project
                                        shall be effective beginning with the
                                        calendar month following the date of
                                        such calculation.

Commencement Date:  The earlier of April 1, 2001, or the date Tenant occupies
-----------------
                    the Premises for the purpose of conducting business therefrom, subject to modification pursuant to Paragraph
                                                                   ---------
                    3(a) of the Lease.
                    ----

Lease Term:         A period of      seventy-two     (72) months from the
----------                      --------------------  --
                    Commencement Date; provided that if the Commencement Date is a date other than the first day of a calendar month the
                    Lease Term shall consist of    seventy-two    (72) calendar
                                                -----------------  --
                    months in addition to the remainder of the calendar month in which the Commencement Date occurs.

Rentable Area in the Building:  Approximately         78,034         square feet
-----------------------------                 ----------------------
of Rentable Area based on the BOMA (ANSI Z65.1-1989) method of floor measurement, subject to adjustment as provided in Paragraph 1(r) of the Lease.
                                                  --------------

Landlord's Representative:  Transwestern Commercial Services ("Building
-------------------------                                     --------
                            Manager")
                            -------

Permitted Use:   General Office
-------------   ----------------

The foregoing Basic Lease Information is provided only as a matter of convenient reference and may be more specifically defined or modified by the references thereto contained in the provisions of the Lease. In the event of any conflict between any Basic Lease Information contained on this page and the Lease, the terms of the Lease shall control.

                                 TABLE OF CONTENTS
                                 -----------------



  1.   Definitions.........................................................   2
       -----------
  2.   Lease Grant.........................................................   3
       -----------
  3.   Lease Term..........................................................   3
       ----------
  4.   Use.................................................................   5
       ---
  5.   Base Rental.........................................................   5
       -----------
  6.   Security Deposit....................................................   6
       ----------------
  7.   Services to be Furnished by Landlord................................   6
       ------------------------------------
  8.   Improvements to be Made by Landlord.................................   6
       -----------------------------------
  9.   Graphics............................................................   6
       --------
 10.   Repairs and Alterations by Tenant...................................   6
       ---------------------------------
 10.A  LANDLORD'S MAINTENANCE..............................................   6
       ----------------------
 11.   Use of Electrical Services by Tenant................................   7
       ------------------------------------
 12.   Entry by Landlord...................................................   8
       -----------------
 13.   Assignment and Subletting...........................................   8
       -------------------------
 14.   Mechanic's Liens....................................................   9
       ----------------
 15.   Property Insurance..................................................   9
       ------------------
 16.   Liability and Worker's Compensation Insurance.......................  10
       ---------------------------------------------
 17.   Indemnity...........................................................  10
       ---------
 18.   Hazardous Materials.................................................  11
       -------------------
 19.   Evidence of Insurance...............................................  11
       ---------------------
 20.   Casualty Damage.....................................................  11
       ---------------
 21.   Damages from Certain Causes.........................................  12
       ---------------------------
 22.   Condemnation........................................................  12
       ------------
 23.   Events of Default/Remedies..........................................  12
       --------------------------
 24.   Tenant Remedies.....................................................  14
       ---------------
 25.   No Waiver...........................................................  15
       ---------
 26.   Event of Bankruptcy.................................................  15
       -------------------
 27.   Peaceful Enjoyment..................................................  16
       ------------------
 28.   Substitution........................................................  16
       ------------
 29.   Holding Over........................................................  16
       ------------
 30.   Subordination to Mortgages..........................................  16
       --------------------------
 30A.  Estoppel Certificates...............................................  16
       ---------------------
 31.   Attorney's Fees.....................................................  16
       ---------------
 32.   Notice..............................................................  16
       ------
 33.   Severability........................................................  17
       ------------
 34.   Recordation.........................................................  17
       -----------
 35.   GOVERNING LAW.......................................................  17
       -------------
 36.   CONSENT TO JURISDICTION.............................................  17
       -----------------------
 37.   Force Majeure.......................................................  17
       -------------
 38.   Time of Performance.................................................  17
       -------------------
 39.   Transfers by Landlord...............................................  17
       ---------------------
 40.   Commissions.........................................................  17
       -----------
 41.   Joint and Several Liability.........................................  17
       ---------------------------
 42.   Authority...........................................................  17
       ---------
 43.   Financial Condition of Tenant.......................................  17
       -----------------------------
 44.   Solvency............................................................  18
       --------
 45.   NO IMPLIED WARRANTIES...............................................  18
       ---------------------
 46.   Effect of Delivery of This Lease....................................  18
       --------------------------------

 47.   Entire Agreement....................................................  18
       ----------------
 48.   Landlord's Lien.....................................................  18
       ---------------
 49.   Operational Changes.................................................  18
       -------------------
 50.   Multiple Counterparts...............................................  18
       ---------------------
 51.   WAIVER OF TRIAL BY JURY.............................................  18
       -----------------------
 52.   ENTIRE AGREEMENT....................................................  18
       ----------------
 53.   Taxes...............................................................  18
       -----

      Exhibit "A-1":  - Property Description
      --------------
      Exhibit "A-2":  - Site Plan of Property
      --------------
      Exhibit "A-3":  - Description of the Project
      --------------
      Exhibit "B":    - Project Phase One Schematic
      ------------
      Exhibit "C":    - Basic Costs
      ------------
      Exhibit "C-1":  - Payment of Standard Electrical Costs [INTENTIONALLY
      --------------
                        OMITTED.]
      Exhibit "D":    - Work Letter Agreement
      ------------
      Exhibit "D-1":  - Preliminary Base Building Specifications
      --------------
      Exhibit "D-2":  - Preliminary Tenant Improvement Specifications
      --------------
      Exhibit "D-3":  - Tenant Finish Allowance
      --------------
      Exhibit "D-4":  - Tornado Rated Room Plans and Specifications
      --------------
                        [INTENTIONALLY OMITTED.]
      Exhibit "E":    - Parking Facilities
      ------------
      Exhibit "F":    - Tenant's Insurance Certificate [INTENTIONALLY OMITTED.]
      ------------
      Exhibit "G":    - Building Rules and Regulations
      ------------
      Exhibit "H":    - Renewal Option
      ------------
      Exhibit "I":    - Cancellation Options
      ------------
      Exhibit "J":    - Delay of Construction [INTENTIONALLY OMITTED.]
      ------------
      Exhibit "K":    - Building Details and Access Provisions
      ------------
      Exhibit "L":    - Letter of Credit
      ------------
      Exhibit "M":    - Acceptance of Premises Memorandum
      ------------
      Exhibit "N":    - Commission Agreements
      ------------

                            OFFICE LEASE AGREEMENT
                             AUSTIN JACK, L.L.C.,
                                  (LANDLORD)

                                      and

                            NETSOLVE, INCORPORATED
                                   (TENANT)


                                MAY ____, 2000

                            OFFICE LEASE AGREEMENT
                            ----------------------


     This Office Lease Agreement (the "Lease"), made and entered into on this
                                       -----
the ____ day of May, 2000 between Austin Jack, L.L.C., a Delaware limited liability company ("Landlord") and NetSolve, Incorporated, a Delaware
                    --------
corporation ("Tenant").
              ------


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

     1.   Definitions:  The following are definitions of some of the defined
          -----------
terms used in this Lease. The definition of other defined terms are found throughout this Lease.

          (a) "Affiliate" shall mean any Person (hereinafter defined) directly
               ---------
     or indirectly (through one or more intermediaries) controlling, controlled by or under common control, with the Person in question, which in the case of a Person which is a partnership, shall include each of the constituent partners, whether general or limited partners thereof. The term "control",
                                                                       -------
     as used in the immediately preceding sentence, means, with respect to a corporation, any ownership interest which exceeds fifty percent (50%) of the issued and outstanding stock in such corporation, and, with respect to an entity that is not a corporation, the possession, directly or indirectly, of any ownership interest which exceeds fifty percent (50%) of the ownership interests in such entity.

          (b)  "Base Rental" shall mean:
                -----------

               Year one (1):    $12.25 NNN per rentable square foot per year, to
                                be paid on the following square feet:
                                months 1-3:    20,000 square feet or $20,416.67
                                               per month
                                months 4-6:    40,000 square feet or $40,833.33
                                               per month
                                months 7-9:    60,000 square feet or $61,250.00
                                               per month
                                months 10-12:  78,034 square feet or $79,659.71
                                               per month
              Year two (2):     $12.75 NNN per rentable square foot per year or
                                $82,991.13 per month
              Year three (3):   $13.25 NNN per rentable square foot per year or
                                $86,162.54 per month
              Year four (4):    $13.75 NNN per rentable square foot per year or
                                $89,413.99 per month
              Year five (5):    $14.25 NNN per rentable square foot per year or
                                $92,665.38 per month
              Year six (6):     $14.75 NNN per rentable square foot per year or
                                $95,916.79 per month

          The Base Rental due for the first month during the "Lease Term" (hereinafter defined) has been deposited with Landlord by Tenant contemporaneously with the execution hereof.

          (c) "Basic Costs" shall mean those costs and expenses incurred in
               -----------
     connection with the Premises and the Project as are more fully defined in Exhibit "C" attached hereto.
     -----------

          (d) "Building" shall mean the office building located upon the real
               --------
     property (the "Property") described in Exhibit "A-1" attached hereto and
                    --------                -------------
     incorporated herein together with all appurtenances thereto, being more particularly described on the Site Plan attached as Exhibit "A-2" hereto
                                                         -------------
     and in the Outline Specifications of the Building described on Exhibit "D"
                                                                    -----------
     hereto.

          (e) "Building Standard" [INTENTIONALLY DELETED.]
               -----------------

          (f) "Business Day(s)" shall mean Mondays through Fridays exclusive of
               ---------------
     the normal business holidays of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          (g) "Commencement Date" shall mean the earlier of the date that Tenant
               -----------------
     actually occupies the Premises for the purpose of conducting business therefrom, or April 1, 2001 (except as the same may be delayed pursuant to the provisions of Paragraph 3(a).
                       --------------

          (h)  "Common Areas"
                ------------

                    (A)  Common Areas of the Project shall mean (i) the common
                         ---------------------------
     entry ways to the Project as depicted on the Site Plan attached as Exhibit
                                                                        -------
     "B" hereto, (ii) the park land comprising approximately one (1) acre,
     ---
     depicted on the Site Plan attached on Exhibit "B" hereto and (iii) in the
                                           -----------
     event of a refusal by the City of Austin described in the proviso at the end of paragraph 3 of Exhibit "K", the applicable streets in the Project.
            -----------    -----------
                    (B)  Common Areas of the Premises shall mean those areas
                         ----------------------------
     provided for the common use or benefit of tenants of the Building generally and of the public. For so long as the Building is a single tenant facility, there shall be no Common Areas of the Premises. (Common Areas of the Project and Common Areas of the Premises are sometimes collectively referred to herein as the "Common Areas").
      ------------


          (i) "Lease Term" shall mean a term commencing on the Commencement Date
               ----------                                      -----------------
     and continuing for seventy-two (72) full calendar months (plus any partial calendar month in which the Commencement Date occurs).

          (j) "Maximum Rate", when used herein, shall mean the greatest of the
               ------------
     rates of interest from time to time permitted under applicable federal and state law. To the extent of the applicability of Texas Finance Code, the Maximum Rate shall be the highest permitted rate based upon the "weekly ceiling", but to the extent now or hereafter permitted by Texas law, Landlord may, from time to time, implement, withdraw and reinstate any ceiling as an alternative to the weekly ceiling, including reinstating the weekly ceiling.

          (k) "Normal Business Hours"  [INTENTIONALLY DELETED.]
              ---------------------

          (l) "Parking Facilities" shall mean those parking facilities adjacent to the Building, situated on the Property and being described on the Site Plan attached as Exhibit "A-2" hereto, forming a part of the Premises and leased to Tenant herein on an exclusive basis, the use of such Parking Facilities being more particularly described on Exhibit "E" hereto.
                                                     -----------

          (m) "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, limited liability company, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

          (n) "Premises" shall mean (i) Tenant's right to exclusive use of the Building; (ii) Tenant's right to exclusive use of the Parking Facilities, together with (iii) Tenant's right to non-exclusive use of the Common Areas.

          (o) "Prime Rate" shall mean the per annum interest rate as established by Bank of America, N.A. (or its successors or assigns) from time to time (whether or not charged in each instance) as its prime or base rate (which may not be the lowest, best, or most favorable rate of interest which such bank charges its customers).

          (p) "Project" shall mean all that real property described on Exhibit "A-3" hereto, of which the Property forms a part, and comprising approximately 265 acres of land developed or intended to be developed as a business office park.

          (q) "Property" shall mean the real property more particularly described on Exhibit "A-1" attached hereto and incorporated herein by this reference, comprising approximately 7.428 acres.

          (r) "Rentable Area" The Rentable Area in the Building is approximately 78,034 square feet. Landlord and Tenant agree that the Building is intended to be a single tenant facility. Accordingly, Landlord and Tenant agree that Tenant shall be entitled to re-measure the Rentable Area of the Building after issuance of a certificate of occupancy for the Building, and Landlord and Tenant agree to make appropriate adjustments to the number of dollars of Base Rental to be paid by Tenant based on such re-measurement.

          (s) "Security Deposit" shall mean the Letters of Credit reflected in Exhibit "L".

          (t) "Subsidiary" shall mean, with respect to any Person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more subsidiaries) controlled by or owned fifty percent (50%) or more by such Person.

     2. Lease Grant. Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises.

     3.  Lease Term.

     (a) Subject to and upon the terms and conditions set forth in this Lease, this Lease shall continue in force for the Lease Term. Notwithstanding the Commencement Date provided in Paragraph 1(g) of this Lease, Tenant's obligation for the payment of rent and the Lease Term shall not commence until Landlord has Substantially Completed (hereinafter defined) the construction of the Building, the construction of the Parking Facilities, and all work to be performed by Landlord as set forth in the Work Letter Agreement attached hereto as Exhibit "D"; provided, however, that if Landlord is delayed in substantially completing said work as a result of any of the following (a "Delay"):

               (i) Tenant's failure to furnish information in accordance herewith or to respond to any written request by Landlord for any approval or information within any time period prescribed, or if no time period is prescribed, then within five (5) Business Days after receipt of such request;

               (ii)  [Paragraph 3(a)(ii) is INTENTIONALLY OMITTED.]


               (iii) Tenant's changes in the Outline Specifications (as defined in Exhibit "D"), after such have been approved by Landlord and Tenant;

               (iv) The performance by a person, firm or corporation employed by Tenant in the completion of any work by said person, firm or corporation (all such work and such persons, firms or corporations being subject to the reasonable approval of Landlord);

               (v) Any request by Tenant that Landlord delay the completion of any of Landlord's work;

               (vi) Any breach or default by Tenant in the performance of Tenant's obligations under this Lease; or

               (vii) Any delay resulting from Tenant's having taken possession of the Building prior to its being Substantially Completed (as defined below);

               (viii)  [Paragraph 3(a)(viii) is INTENTIONALLY OMITTED]; or

               (ix)   [Paragraph 3(a)(viii) is INTENTIONALLY OMITTED];

then the commencement of the Lease Term and the payment of rent shall be accelerated by the number of days of such Delay but in no event shall such commencement be prior to the Commencement Date stipulated in Paragraph 1(g) hereof. The Premises shall be deemed to be "Substantially Completed" on the date that Landlord's architect reasonably determines that all work to be performed by Landlord pursuant to this Lease has been performed other than punchlist items, and a certificate of occupancy is obtained by Landlord from the relevant governmental authority and furnished to Tenant. The term "Punchlist Items" as used herein shall mean any details of construction, mechanical adjustment or other matter specified by Landlord or Tenant prior to or within thirty (30) days after Substantial Completion, the noncompletion of which does not materially interfere with Tenant's use of the Premises. Subject to the Provisions of Exhibit "I" attached hereto, the delay in commencement of accrual and payment of rent shall be Tenant's sole and exclusive remedy for the Premises not being ready for occupancy by Tenant on the Commencement Date and Tenant waives any and all other rights or remedies it may have. If for any reason Tenant takes possession of the Building prior to Substantial Completion for the purpose of conducting Tenant's business from the Building, Tenant's obligation to pay rent shall commence upon the date Tenant so takes possession of the Building and Tenant shall indemnify and hold Landlord harmless from any liability as a result of Tenant's early occupancy of the Building. Landlord's determination of the Commencement Date shall be final and binding on all parties for all purposes hereof, including, without limitation, determination of the date of commencement of the Lease Term and of Tenant's obligations to pay rent.

     (b) The taking of possession of the Building by Tenant, for the purpose of conducting Tenant's business from the Building, shall be conclusive evidence against Tenant that, except for the completion of uncompleted Punchlist Items,
(i) Tenant warrants and represents to Landlord that it has conducted its own independent investigation of the Premises and that the Premises are suitable for the purpose for which the same are leased, (ii) the Property and the Building and the Parking Facilities and each and every part and appurtenance thereof are in good and satisfactory condition, except for any defect which is not discoverable upon a reasonable inspection, and (iii) Tenant waives any defects in the Premises and its appurtenances except for any defect which is not discoverable upon a reasonable inspection. Tenant may occupy all or a portion of the Building at the commencement of the Lease. Irrespective of the portion of the Building occupied by Tenant at the commencement of the Lease, or during the first (1st) year of the Lease Term, Base Rental for the first year of the Lease Term shall be as set forth in Paragraph 1(b) hereof.

     (c) Early Entry by Tenant. Tenant may have access to and may occupy the Building and the Parking Facilities commencing approximately sixty (60) days before anticipated Commencement Date with Landlord's prior consent (which shall not be unreasonably withheld) to perform work therein and to prepare the Building and the Parking Facilities for Tenant's business operations; provided that (a) Landlord is given prior written notice of any such entry, (b) such entry shall be coordinated with Landlord and shall not interfere with Landlord's completion of the Tenant Improvements (as defined in Exhibit "D"), and (c) Tenant shall deliver to Landlord evidence that the insurance required under Paragraph 15 of this Lease has been obtained. Prior to Tenant obtaining access to the Building and the Parking Facilities as contemplated herein, Tenant will pay to Landlord an amount of Five Hundred and No/100 Dollars ($500.00) as a contribution towards Landlord's costs of utilities expended during the said sixty (60) day period. Notwithstanding anything to the contrary, Tenant shall be required to pay one hundred percent (100%) of the Basic Costs for the Premises and its Pro Rata Share of the of the Basic Costs for the Project based upon the actual square footage occupied in such month. Tenant shall conduct its activities therein so as not to interfere with Landlord's construction activities, and shall do so at its risk and expense. If, in Landlord's reasonable judgment, Tenant's activities therein interfere with Landlord's construction activities, Landlord may on twenty-four (24) hours notice to Tenant, terminate Tenant's right to enter the Building and the Parking Facilities before the Commencement Date.

     4.  Use.  The Building shall be used for office purposes (the "Permitted
         ---                                                        ---------
Use") and for no other purpose.  Tenant agrees not to use or permit the use of
---
the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's reasonable opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Premises. In the event there shall occur any increase in the cost of insurance coverage with respect to the Premises which results from Tenant's acts or conduct of business, Tenant hereby agrees to pay the amount of such increase in insurance expense on Landlord's demand and Tenant's failure to promptly pay to Landlord the amount of such increase in cost shall be a default hereunder. Acceptance of such payment shall not constitute Landlord's waiver of any default or of any of Landlord's rights or remedies hereunder relating to Tenant using or permitting the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's reasonable opinion, creates a nuisance. Tenant will conduct its business and control its agents, servants, employees, customers, licensees, and invitees in such a manner as not to interfere with, annoy or disturb other tenants of the Project or Landlord in the management of the Premises. Tenant will maintain the Building in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity, deed restrictions, restrictive covenants or easements with reference to the use, condition or occupancy of the Building, including but not limited to the Americans with Disabilities Act ("ADA").
                                                                   ---
Notwithstanding anything herein contained, Landlord warrants and represents to Tenant that the Premises (but excluding any portion of the Building which was designed by Tenant's architect) shall be in compliance with all laws, ordinances, orders, rules and regulations of any governmental entity, deed restrictions, restrictive covenants or easements with reference to the use, condition or occupancy of the Premises, on the Commencement Date of this Lease and that Tenant shall have no obligation or liability to remedy any such non-compliance existing on the Commencement Date. Subject to the aforesaid, Tenant shall be required to maintain the Building in compliance with any such laws, ordinances, orders, rules and regulations, deed restrictions, restrictive covenants or easements, including ADA, after the Commencement Date of this Lease including but not limited to any special requirements of Tenant's employees. SUBJECT TO THE AFORESAID, TENANT HEREBY INDEMNIFIES AND HOLDS LANDLORD AND ALL INDEMNITEES (HEREINAFTER DEFINED) HARMLESS AGAINST ANY SUCH NON-COMPLIANCE. Tenant will comply with the rules and regulations of the Premises adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so. All changes to such rules and regulations will be sent by Landlord to Tenant in writing. A copy of the existing rules and regulations is attached hereto as Exhibit "G" and made a part
                                                     -----------
hereof. Notwithstanding anything herein contained, for so long as the Building is a single tenant facility leased to Tenant, Tenant shall not be bound by and need not comply with the said Building rules and regulations, with the exception of Exhibit "G", Items 3, 6, 12, 15 and 18 relating to the prohibition of smoking
   -----------  -------------------------
in the Building. Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Building to Landlord in as good condition as at the Commencement Date, ordinary wear and tear excepted.

     5.  Base Rental.
         -----------

          (a) Tenant covenants and agrees to pay during the Lease Term, to Landlord, without any setoff, abatement or deduction whatsoever (except as expressly set forth herein to the contrary), the Base Rental, and all such other sums of money as shall become due hereunder as additional rent, all of which are sometimes herein collectively called "rent." The covenant of
                                                        ----
     Tenant to pay rent is an independent covenant of the Lease and is not conditioned on Landlord's performance of its obligations under the Lease. In the event of nonpayment of any such rent, Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rental. Except as otherwise provided herein, the annual Base Rental for each calendar year or portion thereof during the Lease Term, together with Tenant's Pro Rata Share of Basic Costs for the Building and Basic Costs for the Project, shall be automatically due and payable in advance in twelve (12) equal installments on the first day of each calendar month during the initial term of this Lease and any extensions or renewals hereof, and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without any notice or demand. If the term of this Lease commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and Basic Costs for such month or months shall be prorated, based on the number of days in such month. The Base Rental for the first partial month, if any, shall be payable at the beginning of said period. All such payments shall be by a good and sufficient check (subject to collection). No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct installment of rent due under this Lease shall be deemed to be other than a payment on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy provided by this Lease or applicable law. The acceptance by Landlord of an installment of rent on a date after the due date of such payment shall not be construed to be a waiver of Landlord's right to declare a default for any other late payment. All amounts received by Landlord from Tenant hereunder shall be applied first to the earliest accrued and unpaid rent then outstanding.

          (b) All installments of rent not paid when due and payable shall bear interest until paid at a per annum rate equal to the lesser of (i) the Prime Rate plus five percent (5%) or (ii) the Maximum Rate.

     6.  Security Deposit.   The Letters of Credit described in Exhibit "L"
         ----------------                                       -----------
shall serve as the Security Deposit.

     7.  Services to be Furnished by Landlord.    Landlord agrees to furnish
         ------------------------------------
Tenant the following services:

          (a) Hot and cold water at those points of supply provided for general use of tenants in the Building,

          (b) The HVAC System (as hereinafter defined), as reflected on the Shell Plans (as defined in Exhibit "D" attached hereto);
                                -----------

(c) Routine maintenance, landscaping and electric lighting service for all external areas of the Building and all Common Areas in the manner and to the extent deemed by Landlord to be customary in Comparable Buildings (as hereinafter defined);

(d) Janitor service on Business Days (provided, however, if Tenant's floor covering or other improvements require special treatment and such treatment is requested by Tenant, Tenant shall pay the actual additional cleaning cost incurred by Landlord and attributable thereto as additional rent upon presentation of a statement therefor by Landlord) and such exterior window washing as is customary with Comparable Buildings;

(e)  Subject to the provisions of Paragraph 11 hereof, facilities to provide all
                                  ------------
     electrical current required by Tenant in its use and occupancy of the Premises.

(f) All fluorescent bulb replacement in the Premises necessary to maintain the lighting provided by Landlord as set forth in the Work Letter Agreement attached hereto as Exhibit "D" and fluorescent and incandescent bulb
                        -----------
     replacement in the Common Areas;

(g) Passenger elevators for ingress and egress to and from the floors of the Building at all times; and

(h)  Trash removal service from outside receptacles.

     Except as otherwise expressly provided herein, the failure by Landlord to any extent to furnish, or the interruption or termination of these defined services in whole or in part, resulting from adherence to laws, regulations and administrative orders, force majeure, unavailability of utilities from a service
                       ----- -------
provider, interruptions of utilities caused by repairs, construction, or any other causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor cause an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Landlord shall use reasonable diligence to repair such equipment or machinery but, except as otherwise expressly provided herein, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service thereby or resulting therefrom. Except as expressly provided herein, Landlord shall not be required to make any repairs to or maintain the Premises. Tenant shall have primary responsibility for security for and within the Building. Notwithstanding anything herein contained, if Tenant is prevented from making reasonable use of the Building or the Parking Facilities because of the unavailability of any of the said services provided by Landlord (a) for more than five (5) consecutive Business Days, or (b) for more than twelve (12) Business Days during any consecutive twelve (12) month period during the Lease Term, and Tenant did not cause and Landlord reasonably could have avoided such unavailability, then Tenant shall be entitled to a reasonable abatement of rent for each consecutive day (after such 5-day or 12-day period, as the case may be)
                                           --
that Tenant is so prevented from making reasonable use of the Building or the Parking Facilities; provided, however, days for which rent is not charged shall not be utilized for any other calculation of abatement of rent.

     8.  Improvements to be Made by Landlord.    Except as otherwise provided in
         -----------------------------------
the Work Letter Agreement attached hereto as Exhibit "D", all installations and
                                             -----------
improvements placed on or in the Building after the Commencement Date of this Lease shall be subject to the provisions of Paragraph 10 hereof and shall be for
                                            ------------
Tenant's account and at Tenant's cost (and Tenant shall pay increased ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord within ten (10) days after receipt of written demand, as additional rent.

     9.  Graphics.    Landlord shall provide and install, at Landlord's cost,
         --------
all letters and numerals identifying the Building on the interior and exterior of the Building, as is more particularly detailed on the Shell Plans. Any additional signage shall be subject to Landlord's approval in its sole discretion and Tenant shall bear the cost of such signage. Notwithstanding anything herein contained, Tenant shall, at Tenant's cost, be entitled to place a sign on the outside of the Building in a location reasonably acceptable to Landlord. The size and specifications of such sign shall be subject to the prior approval of Landlord, which approval shall not be unreasonably withheld.

     10.  Repairs and Alterations by Tenant.    Tenant covenants and agrees with
          ---------------------------------
Landlord, at Tenant's own cost and expense, to keep the Building in good condition and repair and to repair or replace any damage done to the Building, or any part thereof, caused by Tenant or Tenant's agents, servants, employees, customers, licensees, or invitees (except to the extent required to be maintained by Landlord in Paragraph 10A below). Tenant further covenants and agrees that repairs required to be made by Tenant hereunder shall restore the Building to as good a condition as it was in prior to such damage and that such repairs shall be effected in compliance with all applicable laws. Tenant shall be responsible for all repairs except those repairs to made by Landlord under Paragraphs 7 and 10A. No Tenant repairs shall be made by Tenant's employees or independent contractors without the prior written consent of Landlord. To the extent that any such repairs would be to areas, structures or equipment under warranty, Landlord may impose specific requirements for such repair work, including but not limited to the use of contractors specified by Landlord. If Tenant fails to make such repairs or replacements within fifteen (15) days after receipt of written demand by Landlord, Landlord may, at its option, make such repairs or replacements, and Tenant shall pay the cost thereof to the Landlord on demand as additional rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Building, or place signs on the Building which are visible from outside the Building, without first obtaining the written consent of Landlord in each such instance, which consent may be refused or given on such reasonable conditions as Landlord may elect. The Tenant Improvements and any and all alterations, additions and improvements to the Building made by Tenant after the Commencement Date of this Lease shall become the property of Landlord upon termination of this Lease. Notwithstanding anything herein contained, under no circumstances shall Landlord be entitled to any interest in any personal property or trade fixtures of Tenant. In addition, Tenant shall be entitled to remove those alterations, additions, and improvements made to the Building by Tenant, either as a part of the Tenant Improvements or made subsequent to the date of Substantial Completion by Tenant, if Landlord's consent to the removal was obtained at the time Landlord's approval to the said alteration, addition, or improvement was obtained. Furthermore, Tenant shall be obligated to remove such alteration, addition or improvement installed by Tenant, either as a part of the Tenant Improvements or made subsequent to the date of Substantial Completion by Tenant, if Landlord notifies Tenant in writing that such removal is required at the time Landlord's consent to the alteration, addition or improvement was obtained (the "Required Removables"). In the event that Landlord so notifies Tenant and Tenant fails to remove the Required Removables, Landlord may remove the Required Removables at Tenant's cost, and Tenant shall pay Landlord on demand all costs incurred in removing, storing and/or disposing of the Required Removables.

     10.A  LANDLORD'S MAINTENANCE.
           ----------------------
(a) Landlord shall replace, repair, and maintain the Building's roof, foundation, and load-bearing columns and the structural members of the exterior walls (collectively the "Building's Structure") in good condition
                                       --------------------
     and repair consistent with the operation of other comparable office buildings in the Far Northwest Austin Office Market ("Comparable
                                                           ----------
     Buildings").  However, Landlord shall not be responsible for any such work
     ---------
     until Tenant delivers to Landlord written notice of the need therefor. All costs in performing the work described in this Paragraph 10A shall be
                                                    -------------
     included in Basic Costs. However, if any such work is shown to have been necessitated by defects in the Building's Structure and such work is not necessitated by the acts of Tenant, its employees, servants, contractors or invitees (a "Tenant Party"), then such work shall be performed at
                  ------------
     Landlord's sole expense (to the extent not covered by insurance), and shall not be included in Basic Costs.

(b) Additionally, Landlord shall maintain, repair and replace the Building's plumbing, electrical components, the hot water equipment, sewage lines, heating, air conditioning, and ventilation equipment and systems (the "HVAC
                                                                            ----
     System") and elevators, the exterior of the Building (including painting),
     ------
     sprinkler systems, Parking Facilities, Common Areas, driveways, alleys and exterior grounds surrounding the Building and any other items normally associated with the foregoing in a clean and sanitary condition, consistent with the operation of Comparable Buildings in the Far Northwest Austin submarket. All costs in performing the work described in this Paragraph
                                                                    ---------
     10A(b) shall be included in Basic Costs; however, if any such work is shown
     ------
     to have been necessitated by defects in the Building's Structure, and such repair work is not necessitated by a negligent or willful act by a Tenant Party, then such work shall be performed at Landlord's sole expense (to the extent not covered by insurance) and shall not be included in Basic Costs.

(c)  If Landlord fails to perform its obligations under Paragraphs 10A(a) or (b)
                                                        ------------------------
     and Landlord does not begin to cure such failure within fifteen (15) days
                  ----------------------
     after Tenant delivers to Landlord written notice thereof (or within a reasonable period of time after notification in the event of an emergency) and thereafter diligently pursue the cure thereof to completion, then Tenant may elect to either; (i) after giving written notice thereof (or verbal notice in the event of an emergency) to Landlord, perform Landlord's unperformed obligations, or (ii) after giving Landlord written notice thereof, abate Rent until the repairs have been performed by Landlord. If Tenant shall so perform Landlord's obligations, then Landlord shall reimburse Tenant for the actual reasonable cost thereof (the "Self-Help
                                                                   ---------
     Cure Expenses"), within fifteen (15) days after Tenant delivers to Landlord
     -------------
     a written request therefor, together with such supporting documentation as Landlord may reasonably request.


     11.  Use of Electrical Services by Tenant.    Tenant's use of electrical
          ------------------------------------
services furnished by Landlord shall not exceed, either in voltage, rated capacity, or overall load that which Landlord has approved pursuant to the Shell Plans. Landlord shall provide electrical distribution to each floor according to the Base Building Drawings found in Exhibit "D-1" and as further defined in
                                       -------------
Exhibit "D-2".  In the event Tenant shall request that it be allowed to consume
-------------
electrical services in excess of such distribution, Landlord may refuse to consent to such usage or may consent upon such conditions as Landlord elects (including requirements such as the payment to Landlord of all actual expenses incurred by Landlord attributable to any actions related to such Tenant's requirements).

     12.  Entry by Landlord.   At all times during the Lease Term, Tenant agrees
          -----------------
to permit Landlord or its agents or representatives to enter into and upon any part of the Building during business hours and on reasonable notice to Tenant (except in the event of normal janitorial service or in an emergency, in which event no notice shall be required), to inspect the same, or to show the Building to prospective purchasers, mortgagees, or insurers (and to prospective tenants during the last six (6) months of the Lease Term), or to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. Landlord agrees to abide by such reasonable security measures of Tenant, as established from time to time, including Tenant furnishing an escort to accompany Landlord during such access by Landlord to the Building. Landlord agrees it shall use reasonable efforts to minimize any disruptions to Tenant or to Tenant's business as conducted from the Building during such access.

     13.  Assignment and Subletting.
          -------------------------

          (a) Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called an "assignment") without the
                                                    ----------
     prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Any such attempted assignment in violation of the terms and covenants of this Paragraph shall, at Landlord's option, exercisable in Landlord's sole and absolute discretion, be void. Consent by Landlord to one or more assignments shall not operate as a waiver of Landlord's rights as to any subsequent assignments.

(b) If Tenant requests Landlord's consent to an assignment, Tenant shall submit to Landlord, in writing, the name of the proposed assignee and the nature and character of the business of the proposed assignee, the term, use, rental rate and all other material terms and conditions of the proposed assignment, including, without limitation, evidence satisfactory to Landlord that the proposed assignee is financially responsible. Landlord shall either (i) consent to or refuse to consent to such assignment in writing (but no such consent to an assignment shall relieve Tenant or any guarantor of Tenant's obligations under this Lease of any liability hereunder), or (ii) negotiate directly with the proposed assignee and (in the event Landlord is able to reach agreement with such proposed assignee) upon execution of a lease with such assignee, terminate this Lease (in part or in whole, as appropriate) upon thirty (30) days' notice. The provision of subparagraph (ii) shall expressly not apply to a sublease of the Premises. Notwithstanding the foregoing, Tenant may, within ten (10) days after Landlord's notice to Tenant terminating this Lease with respect to the assigned portion of the Premises, withdraw Tenant's request for Landlord's consent to any assignment under this Paragraph 13, in which
                                                     ------------
     event this Lease shall remain in full force and effect with respect to the entire Premises. If Landlord should fail to notify Tenant in writing of its decision within a thirty (30) day period after the later of the date Landlord is notified in writing of the proposed assignment or the date Landlord has received all required information concerning the proposed assignee and the proposed assignment, Landlord shall be deemed to have consented to such assignment. In the event Landlord consents to any such assignment, the assignment shall be on a form reasonably acceptable to Landlord, and Tenant shall bear all costs and expenses incurred by Landlord in connection with the review and approval of such documentation (not to exceed $500.00 in any one instance).

(c) In addition to the rent hereunder, Tenant hereby covenants and agrees to pay to Landlord 50% of any Net Profits (as hereinafter defined) which it receives within ten (10) days following receipt thereof by Tenant. The term "Net Profits" as used herein shall mean such portion of the rent
           -----------
     payable by such assignee or subtenant under the applicable assignment or sublease in excess of the rent payable by Tenant under this Lease (or pro rata portion thereof in the event of a subletting) for the corresponding period, after deducting from such excess rent the following: (i) all of Tenant's documented third party costs associated with such assignment or subletting, including, without limitation, broker commissions, architectural fees, engineers' fees and attorney fees; (ii) any documented costs incurred by Tenant to prepare or alter the Building, or portion thereof, for the assignee or sublessee; (iii) any documented design, construction or moving allowances, rental concessions or other documented out-of-pocket concession or cost incurred by Tenant. In the event of an assignment of this Lease whereby a lump sum consideration is received by Tenant for such assignment, the "Net Profits" shall mean the lump sum
                                      -----------
     actually received by Tenant after deducting from such consideration Tenant's costs and expenses as set forth in subparagraphs (i) through (iii)
                                                 -------------------------------
     above.  The provisions of this subparagraph (c) shall not apply to a
                                    ----------------
     Permitted Assignment, as hereinafter defined. This covenant and assignment shall benefit Landlord and its successors in ownership of the Premises and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. In addition to any other rights and remedies which Landlord may have hereunder, at law or in equity, in the event Tenant has failed to pay any rent due hereunder on or before five (5) days following the date on which it is due, Landlord shall have the right to contact any assignee and require that from that time forward all payments made pursuant to the assignment shall be made directly to the Landlord. Any assignee of Tenant's interest in this Lease (all such assignees being hereinafter referred to as "Successors"), by occupying the
                                                 ----------
     Premises and/or assuming Tenant's obligations hereunder, shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Successors in consideration of any such assignment in violation of the provisions hereof.

(d) If Tenant is a corporation and if at any time during the Lease Term the person or persons who own the voting shares at the time of the execution of this Lease cease for any reason, including but not limited to merger, consolidation or other reorganization involving another corporation, to own a majority of such shares or if Tenant is a partnership and if at any time during the Lease Term the general partner or partners who own the general partnership interests in the partnership at the time of the execution of this Lease, cease for any reason to own a majority of such interests (except as the result of transfers by gift, bequest or inheritance to or for the benefit of members of the immediate family of such original shareholder(s) or partner(s)), such an event shall be deemed to be an assignment. The preceding sentence shall not apply whenever Tenant is a corporation the outstanding stock of which is listed on a recognized security exchange, or if at least eighty per cent (80%) of its voting stock is owned by another corporation, the voting stock of which is so listed.

(e) Tenant may assign or sublease its interest in this Lease or the Premises to the following types of entities (a "Permitted Assignee") without the
                                         ------------------
     written consent of Landlord, provided that the Permitted Assignee assumes the obligations and liabilities of Tenant under this Lease to the extent such obligations and liabilities pertain to the portion of the Premises so assigned or subleased. Tenant shall not be released from such obligations and liabilities unless Tenant ceases to exist and the successor entity that is a Permitted Assignee expressly assumes the obligations of Tenant under this Lease, and is:

               (1) any person or entity who or which controls, is controlled by, or is under common control with Tenant;

               (2) any corporation in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of corporations, so long as (i) Tenant's obligations hereunder are assumed by the corporation surviving such merger or created by such consolidation; and (ii) the net worth of the surviving or created corporation is sufficient in Landlord's reasonable opinion to meet the financial obligations of the Tenant under the Lease; or

               (3) any corporation acquiring all or substantially all of Tenant's assets if such corporation's net worth after such acquisition is sufficient in Landlord's reasonable opinion to meet the financial obligations of the Tenant under the Lease.

               Tenant shall notify Landlord in writing ten (10) days prior to the intended date of any assignment or sublease to a Permitted Assignee.

          (f) With respect to all assignments and subleases to which Landlord consents or for which are allowed without Landlord's consent, (i) Tenant and its assignee or sublessee shall execute such documents as are reasonably required by Landlord, (ii) such assignee or sublessee shall utilize the Building for general office use, and (iii) no event of default shall have occurred and be continuing hereunder and no event shall have occurred which with notice and/or the passage of time would become an event of default hereunder at the time of the request for such assignment or subletting or at the time the assignee or sublessee is to take possession of the Building.

     14.  Mechanic's Liens.   Tenant will not permit any mechanic's liens or
          ----------------
other liens to be placed upon the Premises, the Building, or the Property and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, the Building, or the Property or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's or other liens against the Premises, the Building, or the Property. In the event any such lien is attached to the Premises, the Building, or the Property, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, after ten (10) days written notice to Tenant, to discharge the same. Any amount paid by Landlord for any of the aforesaid purposes including, but not limited to, attorneys fees, shall be paid by Tenant to Landlord promptly on demand as additional rent. In the event Landlord does consent to the performance of any labor or the furnishing of any materials to the Premises, the Building, or the Property by any party, which consent must be in writing, Tenant shall be responsible for insuring that all such persons procure and maintain insurance coverage against such risks, in such amounts and with such companies as Landlord may require, including, but not limited to, Builder's Risk and Worker's Compensation insurance.

     15.  Property Insurance.
          ------------------

          (a) Landlord shall maintain all risk insurance in an amount equal to ninety percent (90%) of the full replacement cost of the Building on the Building (excluding the foundation) and the Tenant Improvements (as defined on Exhibit "D"). The cost of such insurance (including the costs of any
        -----------
     deductibles paid which shall not exceed $5,000.00 per occurrence) shall be included as a part of the Basic Costs, and payments for losses thereunder shall be made solely to Landlord or the mortgagees of Landlord as their interests shall appear. Landlord shall furnish evidence satisfactory to Tenant of the maintenance and timely renewal of such insurance, and Landlord shall obtain and deliver to Tenant a written obligation on the part of each insurer to notify Tenant at least thirty (30) days prior to the modification, cancellation or expiration of such insurance policies.
     In the event Landlord shall not
     have delivered to Tenant a policy or certificate evidencing such insurance at least thirty (30) days prior to the expiration date of each expiring policy, provided Tenant shall have given Landlord written notice and at least ten (10) days to cure, Tenant may obtain such insurance as Tenant may reasonably require to protect Tenant's interest (which obtaining of insurance shall not be deemed to be a waiver of Landlord's default hereunder). The cost to Tenant of obtaining such policies shall be paid by Landlord to Tenant within ten (10) days after receipt of written demand, failing which Tenant may offset such expenses against the rent next falling due for payment. Any co-insurance payment (or deductible in excess of $5,000.00 per occurrence) due under any policy of insurance required to be obtained by Landlord hereunder shall be the responsibility of Landlord and shall not be a part of Basic Costs.

          (b) Tenant shall maintain at its expense, in an amount equal to full replacement cost, All Risk insurance on all of its personal property, including removable trade fixtures, located in the Building and in such additional amounts as are required to meet Tenant's obligations pursuant to Paragraph 20 hereof.  Such insurance policy shall provide that such
        ------------
     policies are "primary" to any similar coverage carried by Landlord. Tenant shall furnish evidence satisfactory to Landlord of the maintenance and timely renewal of such insurance, and Tenant shall obtain and deliver to Landlord a written obligation on the part of each insurer to notify Landlord at least thirty (30) days prior to the modification, cancellation or expiration of such insurance policies. In the event Tenant shall not have delivered to Landlord a policy or certificate evidencing such insurance at least thirty (30) days prior to the expiration date of each expiring policy, and provided Landlord shall have given Tenant written notice and at least ten (10) days to cure, Landlord may obtain such insurance as Landlord may reasonably require to protect Landlord's interest (which obtaining of insurance shall not be deemed to be a waiver of Tenant's default hereunder). The cost to Landlord of obtaining such policies, plus an administrative fee in the amount of fifteen percent (15%) of the cost of such policies shall be paid by Tenant to Landlord as additional rent upon demand.

          (c) Landlord and Tenant each hereby waives on behalf of itself and its insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers or employees, for any loss or damage that may occur to the Premises, or any improvements thereto or the Building of which the Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are, or are obligated to be, insured against under the terms of the All Risk insurance policies referred to in this Paragraph 15, regardless of
                                                 ------------
     whether such insurance is actually maintained and regardless of the cause or origin of the damage involved, including sole, joint or concurrent, negligence of the other party hereto, its agents, officers, or employees.


     16.  Liability and Worker's Compensation Insurance.
          ---------------------------------------------

          (a) Tenant and Landlord shall, each at its own expense, maintain during the term of this Lease a policy or policies of commercial general liability insurance (including endorsement or separate policy for owned or non-owned automobile liability) with respect to the respective activities of each in the Building and on the Property, with the premiums thereon fully paid on or before the due date, issued by and binding upon an insurance company or companies reasonably acceptable to Landlord. Such insurance shall afford minimum protection of not less than $1,000,000.00 per occurrence, $2,000,000.00 aggregate per person, coverage for bodily injury, property damage, personal injury, or combination thereof. The term "personal injury" herein used means false arrest, detention or
      ---------------
     imprisonment, malicious prosecution, wrongful entry, libel and slander. If only a combined single limit coverage is available, it shall be for at least $2,000,000.00 per occurrence. Tenant's insurance policy shall name Landlord as an "additional insured" and shall include coverage for the
                     ------------------
     contractual liability of Tenant to indemnify Landlord pursuant to Paragraph
                                                                       ---------
     17 of this Lease.
     --

          (b) Tenant shall obtain and maintain in force statutory workers' compensation insurance to include employer's liability insurance with limits of not less than $500,000.00 to cover Tenant's liability to its employees.

          (c) Landlord and Tenant each hereby waives subrogation on its behalf and on behalf of its insurer, to the extent subrogation on a paid claim can be legally waived prior to loss by contract between the parties, in respect of any payment made by such insurer under any liability or workers' compensation policy. Neither Landlord nor Tenant shall be liable to the other or any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property, or bodily injury or personal injury, or any resulting loss of income, or losses from workers' compensation laws and benefits, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees, if any such loss or damage is covered by insurance benefitting the party suffering such loss or damage or was required to be covered by insurance pursuant to this Lease.

          (d) Each party shall use its good faith efforts to cause its general liability, automobile liability and workers' compensation policies to be endorsed by the issuing insurer waiving rights of subrogation of such insurer against the other party hereto. The failure of any insurer to issue such endorsement shall not be deemed to limit or alter the force and effect of Paragraph 16(c) of this Lease.

     17.  Indemnity.  Neither Landlord nor Building Manager nor any of their
          ---------
respective officers, directors, employees, or agents shall be liable to (and all such claims, causes of action and liabilities are waived by) Tenant, or to Tenant's agents, members, servants, employees, customers, licensees, or invitees (collectively, "Tenant Parties") for any injury to person or damage to property caused by any act, omission, or neglect of Tenant, its agents, servants, employees, customers, invitees, licensees or any other person entering the Building or upon the Property under the invitation of Tenant, or arising out of the use of the Property, Building or Premises by Tenant and the conduct of its business, or out of a default by Tenant in the performance of its obligations hereunder. TENANT HEREBY INDEMNIFIES AND HOLDS LANDLORD AND BUILDING MANAGER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS (COLLECTIVELY, "INDEMNITEES"), HARMLESS FROM ALL LIABILITY AND CLAIMS FOR ANY PROPERTY DAMAGE, OR BODILY INJURY OR DEATH OF, OR PERSONAL INJURY TO, A PERSON IN OR ON THE PREMISES OR THE PROPERTY OR THE BUILDING, CAUSED, IN WHOLE OR IN PART, BY TENANT, ITS EMPLOYEES, AGENTS, SERVANTS, CUSTOMERS, INVITES OR LICENSEES AND THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH LIABILITY AND CLAIMS ARE THE RESULT OF THE SOLE, JOINT OR CONCURRENT ACTS, NEGLIGENT OR INTENTIONAL, OR OTHERWISE, OF TENANT, OR ITS EMPLOYEES, AGENTS, SERVANTS, CUSTOMERS, INVITEES OR LICENSEES, BUT IN SUCH EVENT TENANT SHALL NOT BE RESPONSIBLE FOR THAT PORTION OF ANY LOSS WHICH IS HELD TO BE CAUSED BY THE GROSS NEGLIGENCE OR STRICT LIABILITY OF ONE OR MORE OF THE INDEMNITEES.

     LANDLORD HEREBY INDEMNIFIES AND HOLDS TENANT, ITS EMPLOYEES, OFFICERS, DIRECTORS AND AGENTS HARMLESS FROM ALL LIABILITY AND CLAIMS FOR ANY PROPERTY DAMAGE, OR BODILY INJURY, OR DEATH OF, OR PERSONAL INJURY TO A TENANT PARTY, CAUSED IN WHOLE OR IN PART BY LANDLORD, ITS EMPLOYEES, ASSIGNS, SERVANTS OR INVITEES AND THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH LIABILITY AND CLAIMS ARE THE RESULT OF THE SOLE, JOINT OR CONCURRENT ACTS, NEGLIGENCE OR INTENTIONAL, OR OTHERWISE OF LANDLORD, ITS EMPLOYEES, AGENTS, SERVANTS OR INVITEES, BUT IN SUCH EVENT LANDLORD SHALL NOT BE RESPONSIBLE FOR THAT PORTION OF ANY LOSS WHICH IS HELD TO BE CAUSED BY THE NEGLIGENCE OR INTENTIONAL CONDUCT OF ONE OR MORE OF THE TENANT PARTIES.

     18.  Hazardous Materials.    Tenant represents and warrants that Tenant and
          -------------------
all of its agents, servants, employees, customers, invitees, and licensees shall not (either with or without negligence) cause the escape, disposal or release of any biologically or chemically active or other hazardous or toxic substances, or materials on the Property. Tenant shall not allow the storage or use of such substances or materials on the Property in any manner not sanctioned by law, nor cause to be brought on the Property or into the Building any such materials or substances, except for (i) such substances customarily used in general office use or as first approved in writing by Landlord; and (ii) a diesel powered generator, as is more particularly described on the Outline Specifications (as defined in Exhibit "D" hereto). Without limitation, hazardous or toxic
           -----------
substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts, and includes any material, waste or substance which is petroleum, asbestos or polychlorinated biphenyls. Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's reasonable knowledge and belief after due inquiry regarding the presence of hazardous substances or materials on the Premises. Tenant shall not be required to perform a Phase I Assessment or similar assessment of the Property or the Premises in order to satisfy the due inquiry standard referenced above, and reasonable inquiry of the knowledge of Tenant's employees and officers shall suffice to meet such due inquiry standard. In the event that Tenant receives any notice from any governmental authority with regard to biologically or chemically active or other hazardous or toxic material, or substances on, from or affecting the Building, Tenant shall promptly notify Landlord. TENANT HEREBY INDEMNIFIES AND HOLDS INDEMNITEES HARMLESS FROM ALL LIABILITY, ACTIONS, PENALTIES, LIENS AND/OR CLAIMS ARISING FROM, CAUSED BY, IN WHOLE OR IN PART, BY THE ESCAPE, DISPOSAL, RELEASE, IMPROPER USE, STORAGE, INSTALLATION OR OTHER ACTION INVOLVING ANY BIOLOGICALLY OR CHEMICALLY ACTIVE OR HAZARDOUS OR TOXIC MATERIALS OR SUBSTANCES BY THE TENANT, ITS EMPLOYEES, AGENTS, SERVANTS, CUSTOMERS, INVITEES OR LICENSEES AND AFFECTING THE PREMISES AND/OR THE BUILDING AND/OR THE PROPERTY. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH LIABILITY AND CLAIMS ARE THE RESULT OF THE SOLE, JOINT OR CONCURRENT ACTS, NEGLIGENT OR INTENTIONAL, OR OTHERWISE, OF TENANT, OR ITS EMPLOYEES, AGENTS, SERVANTS, CUSTOMERS, INVITEES OR LICENSEES BUT IN SUCH EVENT TENANT SHALL NOT BE RESPONSIBLE FOR THAT PORTION OF ANY LOSS WHICH IS HELD TO BE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR LANDLORD'S AGENTS OR EMPLOYEES.

     19.  Evidence of Insurance.   On or before five (5) days prior to the
          ---------------------
Commencement Date, Tenant will cause its insurer(s) to issue and deliver to Landlord certificate(s) of insurance in customary form evidencing the existence and coverage of insurance required herein. On or before five (5) days prior to the Commencement Date, Landlord will cause its insurer(s) to issue and deliver to Tenant certificate(s) of insurance in customary form evidencing the existence and coverage of insurance required herein.

     20.  Casualty Damage.    If the Building and the Parking Facilities or any
          ---------------
part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building or the Parking Facilities or both shall be so damaged that substantial alteration or reconstruction of same requiring more than two hundred seventy (270) days shall, in Landlord's sole but reasonable opinion, be required or in the event there is less than one (1) year of the Lease Term remaining or in the event any mortgagee of

Landlord's should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt, Landlord may (or Tenant may, if the casualty was not attributable to an act or omission of Tenant, or Tenant's employees, agents, servants, customers or invitees), terminate this Lease by notifying the other party in writing of such termination within ninety
(90) days after the date of such casualty. If neither Landlord nor Tenant elects to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Premises, the Building, the Parking Facilities and the Tenant Improvements, as applicable (except that Landlord shall not be responsible for delays not within the control of Landlord) to substantially the same condition in which it was immediately prior to the happening of the casualty. When the repairs described in the preceding sentence have been completed by Landlord, Tenant shall complete the restoration of all improvements, including furniture, and equipment, which are necessary to permit Tenant's reoccupancy of the Building. Tenant shall present Landlord with evidence satisfactory to Landlord of Tenant's ability to pay such costs prior to Landlord's commencement of repair and restoration of the Building. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. If the Building or the Parking Facilities, or both, is damaged by fire or other casualty, the rent hereunder shall be diminished during the repair of such damage to the extent the Building, the Parking Facilities or such portion thereof are unusable by Tenant for the conduct of Tenant's business therefrom.

     21.  Damages from Certain Causes.    Except as expressly set forth herein
          ---------------------------
to the contrary, Landlord shall not be liable to Tenant for any injury to person or damage to property sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in the Premises caused by the Premises becoming out of repair or by defect in or failure of equipment, pipes, or wiring, or by broken glass, or by the backing up of drains, or by gas, water, steam, electricity, or oil leaking, escaping or flowing into the Premises (except where due to Landlord's willful failure to make repairs required to be made pursuant to other provisions of this Lease, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs), nor shall Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Building or of any other persons whomsoever, including, but not limited to riot, strike, insurrection, war, court order, requisition, order of any governmental body or authority, acts of God, fire or theft.

     22.  Condemnation. If the whole or any substantial part of the Building
          ------------
or Parking Facility or any portion thereof which would leave the remainder of the Building or Parking Facility unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, then either Tenant or Landlord may, at its option, terminate this Lease and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of the Building shall occur. A condemnation of twenty-five percent (25%) or more of the Parking Facility shall be deemed to be a condemnation of a "substantial part of the Parking Facility" for purposes hereof. In the event this Lease is not terminated, the rent for any portion of the Building or the Parking Facilities so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Building shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, and Tenant hereby assigns to Landlord any rights of Tenant, if any, to any condemnation award or sales proceeds in lieu thereof relating to Tenant's leasehold interest and Tenant hereby waives any further rights to such award or sales proceeds. Notwithstanding anything herein contained, Tenant may recover from the condemning authority loss or damage sustained by Tenant for the taking of or damage to trade fixtures of Tenant, loss of business or goodwill of Tenant, and relocation costs of Tenant; provided, however, Tenant shall not be entitled to recover for such items if such a recovery in any way diminishes Landlord's recovery.

     23.  Events of Default/Remedies.
          --------------------------

     (a) Any one or more of following events shall be deemed to be events of default under this Lease:

               (i) Tenant shall fail to pay when due any Base Rental or other rent payable by Tenant to Landlord under this Lease (hereinafter sometimes referred to as a "Monetary Default") and in either case such
                                      ----------------
          failure continues for a period of ten (10) days after Landlord delivers to Tenant written notice thereof.

               (ii) Any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, which failure is not cured within thirty (30) days after delivery to Tenant of notice of the occurrence of such failure (except that if compliance cannot reasonably be achieved within the 30-day period, there shall be no event of default so long as Tenant promptly attempts and diligently and continuously pursues actions intended to bring about compliance and brings about such compliance within sixty (60) days after the expiration of the initial 30-day period).

               (iii) Tenant or any Guarantor shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

               (iv) Tenant or any Guarantor shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any Guarantor thereunder.

               (v) A petition or answer proposing the adjudication of Tenant or any Guarantor as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed against Tenant or any Guarantor in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof.

               (vi) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor or of any of Tenant's property located thereon in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within sixty (60) days after such appointment or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

               (vii) The leasehold estate hereunder shall be taken on execution or other process of law in any action against Tenant.

               (viii)   The liquidation, termination or dissolution of Tenant.

          (b) Upon the occurrence of any event or events of default under this Lease, whether enumerated in this Paragraph or not, Landlord shall have the option to pursue any one or more of its available remedies under the common law (at law or in equity) and/or any one or more of the following remedies without any notice (except as expressly prescribed herein or required by law and a valid waiver thereof is prohibited under applicable law) or demand for possession whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of rent or other obligations due, notice of intent to demand, notice of intent to accelerate, and notice of acceleration and waives any and all other notices or demand requirements imposed by applicable law):

               (i) Terminate this Lease on written notice to Tenant, in which event Tenant shall immediately surrender the Building to Landlord. If Tenant fails to surrender the Building upon termination of the Lease, Landlord may without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Building and expel or remove Tenant and any other person who may be occupying said Building, or any part thereof, without being liable for prosecution or any claim of damages therefor, and Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Building on satisfactory terms or otherwise, specifically including but not limited to all Costs of Reletting (hereinafter defined) and any deficiency that may arise by reason of any reletting. If such termination is caused by the failure to pay rent and/or the abandonment of any substantial portion of the Building, Landlord may elect, by sending written notice thereof to Tenant, to receive liquidated damages in an amount equal to the Base Rental and other rent payable hereunder for the month during which the Lease is terminated times the lesser of (A) twelve (12) or (B) the number of months remaining in the Lease Term as of the date of such failure to pay rent and/or abandonment of any substantial portion of the Building. Such liquidated damages shall be in lieu of the payment of loss and damage Landlord may suffer by reason of such termination as provided in the preceding sentence but shall not be in lieu of or reduce in any way any amount (including accrued rent) or damages due to breach of covenant (whether or not liquidated) payable by Tenant to Landlord which is accrued and outstanding at the time of the termination of the Lease. Alternatively, Landlord shall be entitled to claim the monetary relief set forth in subparagraph (v) of this
                                                    ----------------
          Paragraph 23(b).
          ---------------

               (ii) Enter upon and take possession of the Building and expel or remove Tenant or any other person who may be occupying said Building, or any part thereof, without having any civil or criminal liability therefor and without terminating this Lease. Landlord shall use reasonable efforts to relet the Building or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, on such term or terms which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term and on such conditions (which may include concessions or free rent) and for such uses as Landlord in its absolute discretion may determine, and Landlord may collect and receive any rents payable by reason of such reletting. Tenant agrees to pay Landlord on demand all Costs of Reletting and any deficiency that may arise by reason of such reletting. Landlord shall not be responsible or liable for any failure to relet the Building or any part thereof or for any failure to collect any rent due upon any such reletting, provided Landlord makes reasonable efforts to do so. No such re-entry or taking of possession of the Building by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant.

               (iii) Enter upon the Building, without having any civil or criminal liability therefor, and do whatever Tenant is obligated to do under the terms of this Lease and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in thus affecting compliance with Tenant's obligations under this Lease together with interest at the lesser of a per annum rate equal to (i) the Maximum Rate or (ii) the Prime Rate plus five percent (5%) and TENANT FURTHER AGREES THAT LANDLORD SHALL NOT BE LIABLE FOR ANY DAMAGES RESULTING TO TENANT FROM SUCH ACTION, WHETHER CAUSED BY THE NEGLIGENCE OF LANDLORD OR OTHERWISE.

               (iv) In order to regain possession of the Building and to deny Tenant access thereto, Landlord or its agent may, at the expense and liability of the Tenant, alter or change any or all locks or other security devices controlling access to the Building without posting or giving notice of any kind to Tenant. Landlord shall have no obligation to provide Tenant a key or grant Tenant access to the Building so long as Tenant is in default under this Lease. Landlord may, without notice, remove and either dispose of or store, at Tenant's expense, any property belonging to Tenant that remains in the Building after Landlord has regained possession thereof.

               (v) Terminate this Lease by giving Tenant written notice thereof, in which event, Tenant shall pay to Landlord the sum of (i) all rent accrued hereunder through the date of termination, (ii) all Costs of Reletting, and (iii) an amount equal to (A) the total rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value based upon an interest rate equal to the rate on a U.S. Treasury obligation maturing on the date closest to that date the Lease term ends minus (B) the then present fair rental value of the Premises for such period, similarly discounted.

               (vi) Draw on the Letter of Credit (as defined on Exhibit "L") attached hereto and incorporated herein by this reference.

          (c) For purposes of this Lease, the term "Costs of Reletting" shall
                                                    ------------------
     mean all costs and expenses incurred by Landlord in connection with the reletting of the Building, including without limitation the cost of cleaning, repairs, and alteration of the Building suitable for a new tenant or tenants and as commercially reasonable for general office space in Comparable Buildings, advertisement, marketing, brokerage and legal fees, the cost of protecting or caring for the Building while vacant, the cost of removing and storing any property located on the Building, any increase in insurance premiums caused by the vacancy of the Building and any other out-of-pocket expenses incurred by Landlord including commercially reasonable market related tenant inducements.

          (d) Except as otherwise herein provided, no repossession or re-entering on the Building or any part thereof pursuant to Paragraph 23(b)
                                                              ---------------
     hereof or otherwise shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. Notwithstanding any such repossession or re-entering on the Building or any part thereof by reason of the occurrence of an event of default, Tenant will pay to Landlord the Base Rental and other rent or other sum required to be paid by Tenant pursuant to this Lease.

          (e) No right or remedy herein or under the common law conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the other covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

          (f) This Paragraph 23 shall be enforceable to the maximum extent such
                   ------------
     enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. To the extent any provision of applicable law requires some action by Landlord to evidence or effect the termination of this Lease or to evidence the termination of Tenant's right of occupancy, Tenant and Landlord hereby agree that written notice by Landlord to any of Tenant's agents, servants or employees, which specifically sets forth Landlord's notice of termination, shall be sufficient to evidence and effect the termination herein provided for.

     24.  Tenant Remedies.    Except to the extent specifically provided herein,
          ---------------
Tenant shall not have the right to an abatement of rent or to terminate this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement in connection herewith. EXCEPT AS EXPRESSLY PROVIDED IN OTHER PROVISIONS OF THIS LEASE OR ANY OF THE SCHEDULES OR EXHIBITS TO THIS LEASE, TENANT HEREBY WAIVES THE BENEFIT OF ANY STATUTE OR COMMON LAW GRANTING TENANT A LIEN ON RENT OR A RIGHT OF SET OFF.

          NOTWITHSTANDING ANYTHING TO THE CONTRARY, ANY AND ALL LIABILITY OF LANDLORD UNDER THIS LEASE OR TO TENANT FOR ANY DEFAULT BY LANDLORD UNDER THE TERMS OF THIS LEASE SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING AND THE PROPERTY AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN THE BUILDING AND THE PROPERTY FOR THE RECOVERY OF ANY JUDGMENT AGAINST THE LANDLORD. LANDLORD AND ITS PARTNERS, MEMBERS, SHAREHOLDERS, OFFICERS AND DIRECTORS AND THE HOLDER OF ANY OWNERSHIP INTEREST, DIRECT OR INDIRECT, IN LANDLORD, SHALL HAVE NO PERSONAL LIABILITY UNDER THIS LEASE FOR ANY JUDGMENT OR DEFICIENCY. Tenant hereby covenants that, prior to the filing of any suit for direct and proximate damages, it shall give Landlord and all mortgagees whom Tenant has been notified that hold mortgages or deed of trust liens on the Property, Building or Premises ("Landlord's mortgagees") notice and reasonable time to cure any alleged default by Landlord which shall not be less than thirty (30) days after delivery to all such parties of notice of the occurrence of such failure.

     25. No Waiver. Failure of Landlord to declare any default immediately upon
         ---------
its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of such default, nor shall it constitute an estoppel against Landlord, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Failure by Landlord to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Building shall not constitute an acceptance of surrender of the Premises. No action of Landlord shall be deemed to constitute (a) an acceptance of surrender of the Premises, or
(b) a termination of the Lease, other than an express written notice from Landlord to Tenant.

     26.  Event of Bankruptcy.    In addition to, and in no way limiting the
          -------------------
other remedies set forth herein Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

          (a) "Adequate protection" of Landlord's interest in the Premises
               -------------------
     pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S.C. Paragraph 101, et seq. (such
                                                                -- ---
     Bankruptcy Code as amended from time to time being herein referred to as the "Bankruptcy Code"), prior to assumption and/or assignment of the Lease
          ---------------
     by Tenant shall include, but not be limited to all (or any part) of the following:

               (i) the continued payment by Tenant of the Base Rental and all other rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;

               (ii) the hiring of security guards to protect the Premises if Tenant abandons and/or ceases operations; such obligation of Tenant only to be effective so long as Tenant remains in possession and control of the Premises to the exclusion of Landlord;

               (iii) the furnishing of an additional/new security deposit by Tenant in the amount of three (3) times the then-current monthly Base Rental and other rent payable hereunder.

          (b) "Adequate assurance of future performance" by Tenant and/or any
               ----------------------------------------
     assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new Security Deposit in the amount of three (3) times the then-current Base Rental payable hereunder.

          (c) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

          (d) Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "rent", shall constitute "rent" for the purposes of Section 502(b)(6) of the Bankruptcy Code.

          (e) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Base Rentals and other rent hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

          (f) If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth (i) the name and address of such person or entity; (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

          (g) To the extent permitted by law, Landlord and Tenant agree that this Lease is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance

     to) any person or entity other than Tenant within the meaning of Sections 365(c) and 365(e)(2) of the Bankruptcy Code.

     27.  Peaceful Enjoyment.    Tenant shall, and may peacefully have, hold,
          ------------------
and enjoy the Premises, subject to the other terms hereof, provided that no event of default by Tenant has occurred and is continuing. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Landlord's interest hereunder.

     28.  Substitution.      [Paragraph 28 has been INTENTIONALLY OMITTED.]
          ------------        ------------

     29.  Holding Over.     In the event of holding over by Tenant after
          ------------
expiration or other termination of this Lease or in the event Tenant continues to occupy the Building after the termination of Tenant's right of possession pursuant to Paragraph 23(b) hereof, Tenant shall, throughout the entire holdover
            ---------------
period, pay rent equal to one hundred twenty-five percent (125%) of the sum of the Base Rental and additional rent which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the term of this Lease or prevent Landlord from recovery of immediate possession of the Building by summary proceedings or otherwise unless Landlord has sent written notice to Tenant that Landlord has elected to extend the term of the Lease. Tenant shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Building to such other tenant or prospective tenant.

     30.  Subordination to Mortgages.    Landlord covenants that on the
          -------------------------
Commencement Date the Property will not be encumbered by a mortgage, deed of trust or other lien. Subject to the provisions hereof, Tenant accepts this Lease subject and subordinate to any first mortgage, first deed of trust or other lien hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, refinancings and extensions thereof, but Tenant agrees that any such mortgagee ("Mortgagee") shall have the
                                                     ---------
right at any time to subordinate such first mortgage, first deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. This clause shall be self-operative and no further instrument of subordination shall be required.
However, Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any first mortgage, first deed of trust or other lien hereafter placed upon the Premises, or the Building and/or the Property and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. In the event that Tenant should fail to execute any subordination or other agreement required by this Paragraph within thirty (30) days after receipt of written request, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest in Landlord and is accordingly irrevocable. Landlord shall provide to Tenant within ten (10) days after the grant of a lien arising after the Commencement Date, a non-disturbance, attornment and subordination agreement reasonably acceptable to Tenant from such Landlord Mortgagee. Notwithstanding anything herein to the contrary, any subordination of this Lease to any lien or mortgage over the Premises or the Property, is subject to and conditioned upon, any such lienholder or mortgagee agreeing to not disturb Tenant's peaceful and quiet enjoyment and possession of the Premises pursuant to the terms of the Lease provided no event of default by Tenant has occurred and is continuing and Tenant agrees to attorn to such mortgagee. Any such subordination, non-disturbance, and attornment as provided herein shall be set out in a written Subordination, Non-Disturbance and Attornment Agreement in form and content reasonably acceptable to Tenant, Landlord and the said lienholder or mortgagee.

     30A.    Estoppel Certificates:.   Landlord and Tenant each agree that they
             ----------------------
will from time to time and within thirty (30) days after receipt of written request, execute and deliver to such persons as the requesting party shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that the requesting party is not in default hereunder (or if the party receiving the request alleges a default, then stating the nature of such alleged default) and further stating such other matters as the requesting party shall reasonably require.

     31.  Attorney's Fees.   In the event either party defaults in the
          ---------------
performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the defaulting party agrees to pay the prevailing party's reasonable attorneys' fees.

     32.  Notice.      Any notice in this Lease provided for must, unless
          ------
otherwise expressly provided herein, be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served (a) by depositing the same in the United States mail, postage paid and certified with return receipt requested, or by prepaid telegram, when appropriate, addressed to the party to be notified at the address stated in this Lease, (b) by actual personal delivery to such party or an officer, or partner of such party at the address stated in this Lease, or (c) by facsimile to the facsimile numbers stated in this Lease in combination with method (a) or (b) above. Notice deposited in the mail in the manner hereinabove described shall be effective as of the date it is so deposited in the United States Mail, or on the date it is actually delivered if personal service is effected, or on the date the party delivering the notice receives electronic facsimile confirmation of the delivery of the notice, as appropriate. A Party's address for notice may be changed by thirty (30) days' advance written notice to the other party in the manner specified in clause (a) above. Notwithstanding anything herein contained, notice given in terms of (a) above, shall be deemed sufficient notice for purposes of this Lease.

     33.  Severability.   If any word, term, sentence or provision of this
          ------------
Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     34.  Recordation.      Tenant agrees not to record this Lease or any
          -----------
memorandum hereof.

     35.  GOVERNING LAW.        THIS LEASE AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HERETO SHALL BE INTERPRETED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     36.  CONSENT TO JURISDICTION.     THE TENANT HEREBY AGREES THAT THE
          -----------------------
OBLIGATIONS CONTAINED HEREIN ARE PERFORMABLE IN WILLIAMSON COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION MAY BE FILED IN WILLIAMSON COUNTY, TEXAS, (II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LEASE SHALL BE IN WILLIAMSON COUNTY, TEXAS, (III) TENANT CONSENTS TO PERSONAL JURISDICTION IN WILLIAMSON COUNTY, TEXAS, (IV) SUCH ACTION MAY BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN WILLIAMSON COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS LOCATED IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS, AT THE OPTION OF THE LANDLORD AND (V) THE TENANT HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LANDLORD TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     37.  Force Majeure.    Whenever a period of time is herein prescribed for
          -------------
the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the reasonable control of Landlord.

     38.  Time of Performance.   Except as expressly otherwise herein provided,
          -------------------
with respect to all required acts of Tenant or Landlord, time is of the essence of this Lease.

     39.  Transfers by Landlord. .   Landlord shall have the right to transfer
          ---------------------
and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer, and provided the transferee assumes all obligations of Landlord hereunder in writing, Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

     40.  Commissions.     Landlord and Tenant hereby indemnify and hold each
          -----------
other harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal, expansion or extension of this Lease due to any action of the indemnifying party.

     41.  Joint and Several Liability.    If there is more than one Tenant, or
          ---------------------------
if the Tenant as such is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and several obligations of all such parties.

     42.  Authority.     In the event Tenant is a corporation (including any
          ---------
form of professional association), partnership (general or limited), or other form of organization other than an individual, then each individual executing or attesting this Lease on behalf of Tenant hereby covenants, warrants and represents: (i) that such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (ii) that this Lease is binding upon Tenant; (iii) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the State of Texas; (iv) that upon request, Tenant will provide Landlord with true and correct copies of all organizational documents of Tenant (including but not limited to articles, bylaws, resolutions, partnership agreements, certification of existence, good standing and authority to do business in the State of Texas and assumed name filings), and any amendments thereto; and (v) that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant is a corporation, Tenant will, prior to the Commencement Date, deliver to Landlord a copy of a resolution of Tenant's board of directors authorizing or ratifying the execution and delivery of this Lease, which resolution will be duly certified to Landlord's satisfaction by the secretary or assistant secretary of Tenant.

     43.  Financial Condition of Tenant.    Tenant acknowledges that the
          -----------------------------
financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements are true and correct in all material respects.

     44.  Solvency.      Tenant is not "insolvent" on the date hereof (that is,
          --------
the sum of Tenant's absolute and contingent liabilities, including Tenant's obligations to the Landlord, do not exceed the fair market value of Tenant's assets). Tenant's capital is adequate for the businesses in which Tenant is engaged and intends to be engaged. Tenant has not hereby incurred, nor does Tenant intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

     45.  NO IMPLIED WARRANTIES.      TENANT HEREBY AGREES THAT LANDLORD SHALL
          ---------------------
NOT BE LIABLE FOR AND TENANT HEREBY WAIVES ANY IMPLIED WARRANTIES OR COVENANTS, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTY OF SUITABILITY.

     46.  Effect of Delivery of This Lease.    Landlord has delivered a copy of
          --------------------------------
this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option. This Lease shall not be effective until an original of this Lease executed by both Landlord and Tenant is delivered to and accepted by Landlord.

     47.  Entire Agreement.    This Lease Agreement, including the following
          ----------------
Exhibits:
--------

     Exhibit "A-1":   - Property Description
     --------------
     Exhibit "A-2":   - Site Plan of Property
     --------------
     Exhibit "A-3":   - Description of the Project
     --------------
     Exhibit "B":     - Project Phase One Schematic
     ------------
     Exhibit "C":     - Basic Costs
     ------------
     Exhibit "C-1":   - Payment of Standard Electrical Costs [INTENTIONALLY
     --------------
                        OMITTED.]
     Exhibit "D":     - Work Letter Agreement
     ------------
     Exhibit "D-1":   - Preliminary Base Building Specifications
     --------------
     Exhibit "D-2":   - Preliminary Tenant Improvement Specifications
     --------------
     Exhibit "D-3":   - Tenant Finish Allowance
     --------------
     Exhibit "D-4":   - Tornado Rated Room Plans and Specifications
     --------------
                        [INTENTIONALLY OMITTED.]
     Exhibit "E":     - Parking Facilities
     ------------
     Exhibit "F":     - Tenant's Insurance Certificate [INTENTIONALLY OMITTED.]
     ------------
     Exhibit "G":     - Building Rules and Regulations
     ------------
     Exhibit "H":     - Renewal Option
     ------------
     Exhibit "I":     - Cancellation Options
     ------------
     Exhibit "J":     - Delay of Construction [INTENTIONALLY OMITTED.]
     ------------
     EXHIBIT "K":     - BUILDING DETAILS AND ACCESS PROVISIONS
     ------------
     EXHIBIT "L":     - LETTER OF CREDIT
     ------------
     EXHIBIT "M":     - ACCEPTANCE OF PREMISES MEMORANDUM
     ------------
     EXHIBIT "N":     - COMMISSION AGREEMENT
     ------------

constitute the entire agreement between the parties hereto with respect to the subject matter of this Lease. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease. All understandings and agreements heretofore had between the parties are merged in this Lease which alone fully and completely expresses the agreement of the parties, neither party relying upon any statement or representation not embodied in this Lease.

     48.  Landlord's Lien. [Paragraph 48 is INTENTIONALLY OMITTED.]
          ---------------   ------------

     49.  Operational Changes.  [Paragraph 49 is INTENTIONALLY OMITTED.]
          -------------------    ------------

     50.  Multiple Counterparts.  This Lease may be executed in a number of
          ---------------------
identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one agreement, but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

     51.  WAIVER OF TRIAL BY JURY. [Paragraph 51 is INTENTIONALLY OMITTED.]
          -----------------------   ------------

     52.  ENTIRE AGREEMENT.  THIS WRITTEN LEASE AND THE OTHER DOCUMENTS
          ----------------
REPRESENTED THE FINAL LEASE BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENTIAL ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

     53. Taxes. At least thirty (30) days prior to delinquency, Landlord shall
         -----
furnish to Tenant a copy of the ad valorem tax assessment notice and tax bill for the immediately preceding calendar year. Landlord shall make payment of the ad valorem tax due on the Property at least ten (10) days prior to delinquency and shall furnish Tenant with a written receipt evidencing such payment prior to the delinquency date. In the event Landlord fails to provide Tenant with the assessments and bills as aforesaid, or fails to pay the taxes prior to delinquency, Tenant may make such payments on behalf of Landlord, together with any accrued interest and penalty payments, and offset such payments against the rent next falling due for payment.

     Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

     TENANT:                       NETSOLVE, INCORPORATED
                                   a Delaware corporation


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


     LANDLORD:                     AUSTIN JACK, L.L.C., a Delaware limited
                                   liability corporation

                                   By:  Transwestern
                                        Property Company Southwest,
                                        L.P., dba Transwestern
                                        Commercial Services as
                                        authorized Property Manager for
                                        Austin Jack, L.L.C.


                                         By:
                                            -----------------------------------
                                         Name:  Ty Puckett
                                         Title: Executive Vice President


                                         By:
                                            -----------------------------------
                                         Name:   Dusty Tudor
                                         Title:  Senior Vice President

                                 EXHIBIT "A-1"
                                 -------------
                              PROPERTY DESCRIPTION

                                 EXHIBIT "A-2"
                                 -------------
                             SITE PLAN OF PROPERTY

                                 EXHIBIT "A-3"
                                 -------------
                           DESCRIPTION OF THE PROJECT

                                  EXHIBIT "B"
                                  -----------
                          PROJECT PHASE ONE SCHEMATIC

                                  EXHIBIT "C"
                                  -----------
                                  BASIC COSTS


     1. In addition to and simultaneously with the payment of Base Rental, Tenant shall pay as additional rent, Tenant's Pro Rata Share of Basic Costs of the Project and Tenant's Pro Rata Share of Basic Costs of the Building incurred in any calendar year of the Term (Tenant's Pro Rata Share of Basic Costs of the Project and Tenant's Pro Rata Share of Basic Costs of the Building sometimes collectively referred to herein as "Tenant's Pro Rata Share of Basic Costs").
                                    --------------------------------------
Tenant's Pro Rata Share of Basic Costs for the Building shall be determined in the following manner: For so long as the Building is a single tenant Building occupied by Tenant, Tenant's Pro Rata Share of Basic Costs of the Building shall be one hundred percent (100%). In the event a portion of the Building shall be leased to a party other than Tenant, Tenant's Pro Rata Share of Basic Costs of the Building shall be equal to the applicable Basic Costs multiplied by that fraction in which the numerator is the number of rentable square feet in the Building leased by Tenant, and the denominator is the total number of rentable square feet in the Building. Tenant's Pro Rata Share of the Basic Costs for the Project shall be equal to the applicable Basic Costs multiplied by a fraction in which the numerator is the number of rentable square feet leased hereunder to Tenant, and the denominator is the number of rentable square feet in the entire Project, estimated by Landlord and Tenant to be approximately two million (2,000,000) rentable square feet; provided that within thirty (30) days of the earlier to occur of (i) the date on which Landlord determines that the Project has been completed or (ii) the date on which the total rentable square feet of buildings in the Project reaches 2,000,000 square feet, Tenant's Pro Rata Share of the Basic Costs for the Project shall be adjusted to that percentage resulting from dividing the Rentable square feet of the Building by the total Rentable square feet of the buildings in Project, in the event that the actual Rentable square feet of buildings in the Project is greater than or less than 2,000,000 square feet. Such adjustment to Tenant's Pro Rata Share of Basic Costs for the Project shall be effective beginning with the calendar month following the date of such calculation. With respect to Tenant's Pro Rata Share of Basic Costs of the Project, such Basic Costs shall be limited to (i) Basic Costs applicable to the Common Areas of the Project, as defined in Section 1(h) of the Lease and (ii) courtesy patrol services for the Project. Landlord acknowledges and agrees that Basic Costs of the Project for which Tenant shall be liable for Tenant's Pro Rata Share thereof, shall be limited to the aforesaid. Prior to January 1 of each calendar year during the Lease Term or as soon thereafter as practical, Landlord shall make a good faith estimate of the Basic Costs for each upcoming calendar year. Landlord shall have the right from time to time during any such calendar year to revise the estimate of the Basic Costs for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month, simultaneously with the payment of Base Rental, shall be based upon such revised estimate. Any amounts paid based on any estimate shall be subject to adjustment pursuant to Paragraph
                                                                      ---------
2 below when actual Basic Costs are available for such calendar year.
-

     2. As soon as is practical following the end of each calendar year during Tenant's occupancy, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs for the previous calendar year. If for any calendar year the Basic Costs collected for the prior year, as a result of Landlord's estimate of Basic Costs, is in excess of the Basic Costs actually due during such prior year, then Landlord shall refund to Tenant any overpayment (or at Landlord's option, apply such amount against rentals due or to become due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year whether or not the Lease has terminated within thirty (30) days after receipt by Tenant of a statement for such underpayment. This obligation shall survive the termination of the Lease.

     3. Tenant, at its sole expense, shall have the right no more frequently than once per calendar year, following thirty (30) days prior written notice to Landlord, to audit Landlord's books and records relating to Basic Costs at Landlord's office during Landlord's normal business hours. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit; provided that if an audit by Tenant establishes that Landlord has overstated Tenant's Pro Rata share of Basic Costs for the Premises and the Project by more than seven and one half percent (7.5%) in any one calendar year, Landlord shall reimburse Tenant for the reasonable costs of the audit. Within sixty (60) days after the books and records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an "Objection Notice") stating in
                                           ----------------
reasonable detail any objection to Landlord's statement of Basic Costs for that year. If Tenant fails to give Landlord an Objection Notice within the sixty
(60) day period, Tenant shall be deemed to have approved Landlord's statement of Basic Costs for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant's Objection Notice. If Landlord and Tenant determine that the Basic Costs for the calendar year are less than reported, Landlord shall refund to Tenant any overpayment (or at Landlord's option, apply such amounts against any rentals due or to become due). Likewise, if Landlord and Tenant determine that Basic Costs for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within thirty
(30) days after receipt of written demand therefor. The records obtained by Tenant shall be treated as confidential.

     4.   "Basic Costs" shall mean the following costs and expenses in
           -----------
connection with the ownership, leasing, operation, repair, control, access and maintenance of the Building, the Property and the Common Areas.

               (a) All labor costs for Landlord's employees performing services required or utilized in connection with the operation, repair and maintenance of the Building, the Property, the Parking Facility and the Common Areas, including but not limited to amounts incurred for professional training, wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, workmen's compensation insurance, disability benefits, pensions, hospitalization and retirement plans, and group insurance.

               (b) All management fees (not to exceed three percent (3%) of gross Base Rental in any one calendar year of the Lease Term) and all fees for legal and accounting services relating to the Building, the Property, the Parking Facility and the Common Areas.

               (c) All rental and/or purchase costs of materials, supplies, hand tools and equipment used in the operation, repair, replacement and maintenance of the Building, the Property, and the Common Areas.

               (d) All amounts charged to Landlord by contractors and/or suppliers for services, materials, equipment and supplies furnished in connection with the operation, repair, maintenance, replacement of any part of the Building, the plazas, the Parking Facility, and the sidewalks adjoining the Building, if any, or the Common Areas, and the heating, air conditioning, ventilating, plumbing, electrical, elevator and other systems of the Building.

               (e) All premiums and deductibles (deductibles not to exceed $5,000.00 per occurrence) paid by Landlord associated with fire and extended coverage insurance, earthquake and extended coverage insurance, liability and extended coverage insurance, rental loss insurance, and other insurance customarily carried from time-to-time by lessors of Comparable Buildings.

               (f) Charges for all utilities for the Common Areas.

               (g) Taxes and all professional fees associated with the monitoring and payment of such taxes, including (i) all real estate taxes and assessments on the Property, the Parking Facility, the Building, the Premises or the Common Areas, and taxes and assessments levied in substitution or supplementation in whole or in part of such taxes, (ii) all personal property taxes for the Building's personal property, including license expenses, (iii) all franchise fees, and
          (iv) all other taxes, fees or assessments now or hereafter levied by any governmental authority on the Property, the Building or its contents or on the operation and use thereof (or on the Common Areas or the Parking Facility), but excluding Texas franchise taxes and state or federal income taxes of Landlord.

               (h) All landscape expenses and costs of repairing, resealing and striping of the Parking Facilities.

               (i) Cost of all maintenance service agreements for equipment, alarm service, access control, elevator service, window cleaning, drapery or blind cleaning, janitorial services, metal refinishing, pest control, uniform supply, landscaping, and parking equipment for the Premises.

               (j) Cost of all other repairs, replacements and general maintenance of the Premises not specified above.

               (k) Amortization of all capital improvements or repairs made to the Premises subsequent to the Commencement Date which are primarily for the purpose of reducing operating expense costs, improving life safety, or otherwise improving the operating efficiency of the Premises or which are required to comply with any change in the laws, rules or regulations of any governmental authority or which will extend the life of the Building. At Landlords sole election, these costs shall be amortized over the useful economic life of such improvements without regard to the period over which such improvements may be depreciated for federal income tax purposes, or shall be amortized up to the extent that the capital improvements reduce operating expenses for that year.

               (l) Operating Costs of the Common Areas.

               (m) Courtesy patrol services for the Project.

          5.   The following shall be excluded from Basic Costs (the "Excluded
                                                                      --------
Costs"):
-----

               (a) Electrical or other utility charges which are paid directly by Tenant or any other tenant of the Project directly to the supplier of the service;

          (b) any costs for interest, amortization, or other payments on debts or loans of Landlord;

          (c) state or federal income taxes imposed on or measured by the income of Landlord from the operation of the Building or the Project;

               (d)  rents under ground leases;

          (e) costs incurred in selling, syndicating, financing, mortgaging, or hypothecating any of Landlord's interests in the Premises, the Property, or the Project;

          (f) any costs for capital repairs, alterations or improvements not expressly included under paragraph 4(k) of this Exhibit "C".;
                                   --------------         -----------

          (g) depreciation, reserve of any kind, including replacement reserves and reserves for bad debts, lost rent;

          (h) Landlord's overhead costs, including salaries, equipment, supplies, accounting and legal fees or any other costs, associated with the operation and internal organization and function of Landlord as a business entity;

          (i) fees or other costs for professional services provided by attorneys, space planners, architects, engineers and other similar professional consultants, real estate commissions, and marketing and advertising expenses incurred in connection with the original development of the Building or the Project, or future leasing of the Project to other tenants;

          (j) costs of defending or prosecuting litigation with any party, including tenants, mortgagees, or others of the Project, unless a favorable judgment would reduce or avoid an increase in Basic Costs, or unless actions of the Tenant resulted in such litigation;

          (k) costs incurred as the result of Landlord's violation of any lease, contract, law, or ordinance, including fines and penalties;

          (l) late charges, interest, or penalties of any kind for late or other improper payment of any public or private obligation, including ad valorem taxes, which were not caused by Tenant;

          (m) the part of any cost or other sum paid to any affiliate of Landlord or to any other party that may exceed the fair market price or cost generally payable for comparable goods or services in the area of the Project;

          (n) correction of defects in design or construction of the Building which were not requested by Tenant;

          (o) costs of alterations or improvements to the Project for other tenants;

          (p) costs which are reimbursed by other tenants of the Project or third parties, other than pursuant to an operating expense pass-through provision comparable to that in this Lease;

          (q) any costs of acquiring, maintaining (other than routine cleaning) and restoring objects of art;

          (r) costs of initially constructing the Building and the Tenant Improvements, or the costs of constructing additions to the Building or new buildings on the Project, or otherwise further developing the Project;

          (s) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord other than concierge services, security or in the Parking Facility;

          (t) costs arising from any political or charitable contributions by Landlord;

          (u) the wages and benefits of any employee of Landlord who does not devote substantially all of their time to the Building or the Parking Facility, unless such wages and benefits are prorated to reflect time spent on operating and managing the Building or the Parking Facility vis-a-vis time spent on matters unrelated to operating and managing the Building or the Parking Facility;

          (v) any recalculation of or addition to Basic Costs actually incurred more than three years prior to the year in which Landlord proposes such costs be included;

          (w) costs for items and services which the Landlord provides selectively to other tenants of the Project without reimbursement;

          (x) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants in the Project or incurred in renovating or otherwise improving, decorating, painting, or redecorating vacant space for tenants or other occupants of the Project; and

          (y) deductible costs in excess of $5,000.00 per occurrence.

                                 EXHIBIT "C-1"
                                 -------------
                      PAYMENT OF STANDARD ELECTRICAL COSTS

                            [INTENTIONALLY OMITTED]

                                 EXHIBIT "D"
                                 -----------
                             WORK LETTER AGREEMENT

This Work Letter Agreement supplements and is hereby incorporated in that certain lease (hereinafter referred to as the "Lease") dated and executed
                                               -----
concurrently herewith by and between Austin Jack, L.L.C., a Delaware limited
                                     ---------------------------------------
liability corporation (hereinafter referred to as "Landlord") and NetSolve,
---------------------                              --------       ---------
Incorporated, a Delaware corporation (hereinafter referred to as "Tenant") with
------------------------------------                              ------
the terms defined in the Lease to have the same definition where used herein.

     1.  Plans.
         -----

          (a) Outline Specifications.  Attached as Exhibit "D-1" ("Preliminary
              ----------------------               -------------   -----------
     Base Building Specifications") are the site plan, preliminary elevations,
     ----------------------------
     and approved mechanical, electrical, plumbing, architectural and structural plans (the "Shell Plans") for the construction of the shell of the Building
                 -----------
     (the "Shell Building"), and as Exhibit "D-2" ("Preliminary Tenant
           --------------           -------------   ------------------
     Improvement Specifications") are the plans and specifications provided to
     --------------------------
     Landlord by Tenant to establish improvements beyond the Shell Building.
     The Preliminary Base Building Specifications and the Preliminary Tenant Improvement Specifications are hereinafter collectively called the "Outline
                                                                         -------
     Specifications") and are hereby approved by Landlord and Tenant.  Any
     --------------
     modifications to the Preliminary Base Building Specifications shall require the consent of Landlord and Tenant, such consent not to be unreasonably withheld by either party. Notwithstanding the foregoing, the parties agree that Landlord and Tenant have approved changes to the Preliminary Base Building Specifications relating to (i) the thickening of the slab of the Building, (ii) mechanical and plumbing systems, (iii) electrical service, equipment and conduit, and (iv) other changes requested by Tenant in its correspondence to Landlord prior to execution of this Lease (the "Tenant
                                                                       ------
     Amendments"); subject to (x) approval by both Tenant and Landlord of
     ----------    ----------
     revised plans and specifications reflecting the Tenant Amendments (which approval shall not be unreasonably withheld or delayed), (y) the inclusion of an appropriate concrete equipment pad and brick wall for shielding and security (which shall be included in the Tenant Amendments), and (z) appropriate arrangements between Tenant and Landlord by which Tenant shall reimburse to Landlord for any excess costs resulting from the Tenant Amendments. The parties estimate the total costs associated with the slab, conduit and plumbing changes and the additional equipment pad and brick wall, shall not exceed $80,000.00. The parties agree that the Tenant Amendments shall not result in, or be deemed to result in, any Delay (as defined in Section 3(a) of the Lease).
                ------------

          (b)  [INTENTIONALLY DELETED]

          (c) Interior Drawings. Tenant shall cause STG Architects ("Tenant's
              -----------------                                      --------
     Architect") to prepare the "Interior Information Drawings" for the interior
     ---------                   -----------------------------
     improvements (the "Tenant Improvements") depicted on the Preliminary Tenant
                        -------------------
     Improvement Specifications (as shown on Exhibit "D-2") to be constructed in
                                             -------------
     the Shell Building, which shall include all information necessary to complete the mechanical, electrical and plumbing drawings associated thereto. The initial Interior Information Drawings shall be delivered to Landlord within thirty (30) days after full execution of the Lease. Landlord shall notify Tenant whether it approves of the submitted Interior Information Drawings within five (5) days after Tenant's submission thereof. If Landlord disapproves of such Interior Information Drawings, then Landlord shall at the time it notifies Tenant thereof also specify in detail the reasons for such disapproval, in which case Tenant shall revise the submitted Interior Information Drawings and deliver them to Landlord for its approval within ten (10) days after Tenant receives Landlord's notice disapproving the submitted drawings. Landlord shall have three (3) days to approve or disapprove any resubmitted Interior Information Drawings, and Tenant shall have three (3) days to revise any such resubmitted Interior Information Drawings disapproved by Landlord. This process shall be repeated until the Interior Information Drawings have been finally approved and conform to the approved Shell Plans. If Landlord fails to notify Tenant that it disapproves (and detail the reasons for disapproval) of the initial Interior Information Drawings within five (5) days or any resubmitted Interior Information Drawings within three (3) days after the submission thereof, then Landlord shall be deemed to have approved the Interior Information Drawings. Tenant shall cause Tenant's Architect to prepare the "Final Interior Drawings" for the Tenant
                               -----------------------
     Improvements depicted on the Outline Specifications, in accordance with the approved Interior Information Drawings which shall include construction drawings, plans and documents necessary to construct the Tenant Improvements, although the Final Interior Drawings shall be subject to revision to be consistent with the Shell Plans. Landlord shall notify Tenant whether it approves of the submitted Final Interior Drawings within five (5) days after Tenant's submission thereof. If Landlord disapproves of such Final Interior Drawings, then Landlord shall at the time it notifies Tenant thereof also specify in detail the reasons for such disapproval, in which case Tenant shall revise the submitted Final Interior Drawings and deliver them to Landlord for its approval within five (5) days after Tenant receives Landlord's notice disapproving the submitted drawings. Landlord shall have three (3) days to approve or disapprove any resubmitted Final Interior Drawings, and Tenant shall have five (5) days to revise any such resubmitted Final Interior Drawings disapproved by Landlord. This process shall be repeated until the Final Interior Drawings have been finally approved and conform to the approved Shell Plans. If Landlord fails to notify Tenant that it disapproves (and detail the reasons for disapproval) of the initial Final Interior Drawings within five (5) days or any resubmitted Final Interior Drawings within three (3) days after the submission thereof, then Landlord shall be deemed to have approved the Final Interior Drawings.

          (d) Changes.  Tenant may from time to time make changes to the then
              -------
     current version of Interior Information Drawings or the Final Interior Drawings by delivering written notice to Landlord, specifying in detail the requested change. Any Change Request (hereinafter defined) shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed, except that any such Change Request, which affects the HVAC systems or involves changes to the Building's Structure (as defined in Section 10A(a) of the Lease) may be approved or
                              --------------
     disapproved in Landlord's sole discretion. If Tenant requests any changes to the approved Interior Information Drawings or Final Interior Drawings (other than changes necessary to correct any inconsistency of such drawings with the Outline Specifications), or if Tenant requests any changes to the approved Shell Plans, (each requested change a "Change Request"), then (1)
                                                     --------------
     Tenant shall pay all additional costs in designing and constructing the Improvements (defined below) as a result of any such Change Request before any such change will be made and (2) all delays in designing and constructing the Improvements caused by such Change Request shall extend the anticipated Commencement Date of April 1, 2001, but shall be Tenant Delay Days and therefore shall not delay the Commencement Date. Taking into account the nature of the Change Request, within a reasonable time period following a Change Request, Landlord shall provide Tenant with projections as to the cost and the number of anticipated Tenant Delay Days as a result of the Change Request. Landlord's cost and timing projections are estimations for planning purposes only and shall not override the actual costs of the changes or Tenant Delay Days as a result of the Change Request. To the extent that a Change Request results in a cost savings, Tenant shall receive a credit for such cost savings and may apply the credited amount toward a cost increase resulting from any other Change Request.

     2.   Construction of Improvements.  Landlord shall diligently construct the
          ----------------------------
Shell Building and the Tenant Improvements in substantial accordance with the approved Shell Plans and the approved Final Interior Drawings, in a good and workmanlike manner using materials specified in the Shell Plans and Final Interior Drawings and in compliance with law. The Shell Building and Tenant Improvements are collectively referred to as the "Improvements". Except as
                                                  ------------
expressly set forth herein and as to Landlord's representation and warranty as to compliance in Section 4 of the Lease, the Premises are leased to Tenant in
                 ---------
their "AS IS" condition and this Work Letter Agreement is intended to set forth the obligations of Landlord and Tenant with respect to the preparation of the Premises for Tenant's occupancy.

Within three (3) business days following full Lease execution, Landlord's Representative shall submit a request for qualifications and proposal to at least three general contractors, licensed in the state of Texas to construct the Tenant Finish Work for the Premises (collectively, the "Request for Proposal ").
                                                        ---------------------
Prior to distributing the Request for Proposal, Landlord's Representative shall submit a draft of the same and a list of proposed contractors to Tenant for Tenant's review and approval. Tenant shall have the right to select at least one (1) qualified contractor to participate in this process. Tenant shall have two (2) Business Days to notify Landlord whether it approves of the draft Request for Proposal, such approval not to be unreasonably withheld, delayed or conditioned. If Tenant disapproves of the draft Request for Proposal, then it shall specify in reasonable detail the reasons for such disapproval, in which case, Landlord shall revise the draft Request for Proposal to correct any objections and resubmit it to Tenant. Such process shall be repeated until the Request for Proposal has been finally approved. If Tenant fails to notify Landlord's Representative that it disapproves of the draft Request for Proposal within two (2) Business Days after the draft Request for Proposal has been submitted to Tenant, then Tenant shall be deemed to have approved the draft Request for Proposal in question. The Request for Proposal shall require that each contractor bidding on the Tenant Finish Work must submit its qualifications and its proposal to Landlord's Representative by noon, Austin, Texas time on the fifth (5th) business day or earlier following the date on which Landlord's Representative distributes the Request for Proposal.

Upon receipt of the approved Final Interior Drawings, Landlord shall cause at least three contractors to bid the work. The contractors shall provide final pricing to Landlord's Representative within fifteen (15) days thereof along with a detailed cost breakdown of all construction costs (the "Bid Costs"). After
                                                          ---------
receipt by Landlord's Representative of the bids, Landlord's Representative shall approve of a contractor within five (5) business days.

     3. Landlord shall obtain any building permits and the certificate of occupancy required by applicable law for the Building and shall provide Tenant with a copy of each such document prior to the Commencement Date.

     4. Prior to commencing any construction of Tenant Improvements, Landlord shall submit to Tenant a written estimate setting forth the anticipated cost of the Tenant Improvements (excluding any costs which may be specified herein as being borne by Landlord), including but not limited to labor and materials, contractor's fees, permit fees, and space planning, construction, and engineering drawing costs and other costs which are the responsibility of Tenant. Within five (5) Business Days after receipt of the written estimate, Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and desired changes to the proposed Tenant Improvements. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach acceptable plans and cost estimate; provided, however, if Tenant fails to give written approval of a cost estimate or to specify its objections thereto and desired changes within ten

(10) Business Days following delivery to Tenant of the original cost estimate, Tenant shall be deemed to have approved such cost estimate.

     5. In the event Landlord's estimate and/or the actual cost of construction shall exceed the "Tenant Finish Allowance", (as defined in Exhibit "D-3"
                  ------------------------                  -------------
attached hereto), if any (such amounts exceeding the Tenant Finish Allowance being herein referred to as the "Excess Costs"), Tenant shall pay to Landlord
                                 ------------
such Excess Costs as follows:

          (a) Tenant shall pay Landlord, upon approval of the Landlord's cost estimate, and in any event prior to commencement of construction, an amount equal to fifty percent (50%) of the Excess Costs as then estimated by Landlord.

          (b) As to the remaining fifty percent (50%) of such Excess Costs, from time to time, and within ten (10) days after receipt of written request and invoices from Landlord Tenant shall pay to Landlord the amount of such Excess Costs represented by such invoices. Tenant shall be entitled to retain ten percent (10%) of the total Excess Costs until (i) completion of the punch-list items, or (ii) Landlord furnishes to Tenant copies of "All Bills Paid Affidavits" from all contractors and suppliers involved in the construction and completion of the Building, whichever occurs last.

     The statements of costs submitted to Landlord by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable hereunder constitute other rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

     The Building shall be thoroughly cleaned, at Landlord's sole cost and expense, prior to Tenant's move into the Building.

                                 EXHIBIT "D-1"
                                 -------------
                    PRELIMINARY BASE BUILDING SPECIFICATIONS

                                 EXHIBIT "D-2"
                                 -------------
                 PRELIMINARY TENANT IMPROVEMENT SPECIFICATIONS

                                  EXHIBIT "D-3"
                                  -------------
                             TENANT FINISH ALLOWANCE


     Landlord agrees to provide Tenant an allowance (the "Tenant Finish
                                                          -------------
Allowance") of $20.00 per square foot of Rentable Area in the Building (which
---------       -----
for purposes hereof is agreed to be 78,034 square feet), being the total sum of
                                    ------
$1,560,680.00 toward the cost of the Tenant Improvements, Architectural,
-------------
Engineering, Construction Administration and all other costs related to constructing the space. Landlord shall retain any unused portion of the Tenant Finish Allowance and, Tenant shall not be entitled to any credit for any amount not applied to the cost of the Tenant Improvements. In the event the Allowance is insufficient to complete the improvements contemplated by the approved plans, Tenant shall pay the Excess Costs in the manner described in paragraph 5 of
                                                             -----------
Exhibit "D".  As part of the Tenant Finish Allowance, Landlord shall construct a
-----------
tornado rated room within the Building.

                                 EXHIBIT "D-4"
                                 -------------

                            [INTENTIONALLY OMITTED.]

                                  EXHIBIT "E"
                                  -----------
                               PARKING FACILITIES

     1. During the herein defined Lease Term, Tenant shall be entitled to the exclusive use of the Parking Facility comprised of the parking areas shown on
                                                                     -----
Exhibit A-2.
-----------

2. The configuration of the Parking Facility shall be mutually agreed upon by Landlord and Tenant at least thirty (30) days prior to the anticipated date of Substantial Completion of the Improvements.

3. The Parking Facility shall include parking spaces based on a 1:200 rentable square feet ratio, meaning one (1) parking space for each two hundred (200) rentable square feet in the Building.

                                  EXHIBIT "F"
                                  -----------
                         TENANT'S INSURANCE CERTIFICATE
                            [INTENTIONALLY OMITTED.]

                                  EXHIBIT "G"
                                  -----------
                         BUILDING RULES AND REGULATIONS


     The following rules and regulations shall apply, where applicable, to, the Building, the parking garage associated therewith, the land situated beneath the Building and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by any Tenant for any purpose other than ingress and egress to and from the Building.

     2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a Tenant or such Tenant's agents, employees or invitees, shall be paid by such Tenant, and Landlord shall not in any case be responsible therefor.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of such Building except those of such color, size, style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by the Building maintenance personnel nor shall any part of the Building be defaced by Tenants. No curtains or other window treatments shall be placed between the glass and the Building standard window treatment.

     4. Landlord will provide and maintain an alphabetical directory board for all Tenants in the first floor (main lobby) of the Building and no other directory shall be permitted unless previously consented to by Landlord in writing.

     5. Landlord shall provide all locks for doors in each Tenant's leased premises, at the cost of such Tenant, and no Tenant shall place any additional lock or locks on any door in its leased area without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in each Tenant's leased premises shall be furnished by Landlord to each Tenant, at the cost of such Tenant, and the Tenant shall not have any duplicate keys made.

     6. All Tenants will refer all contractors, contractors representatives and installation technicians to Landlord for Landlord's supervision, approval and control before the performance of any contractual services. This provision shall apply to all work performed in the Building including, but not limited to installations of micro-cell transmission stations, satellite dishes, electrical devices and attachments, cell sites, doors, entranceways, and any and all installations of every nature affecting floors, walls, woodwork, trim windows, ceilings, equipment and any other physical portion of the Building; provided that the installation of telephones and computer equipment shall not be subject to the approval by Landlord of the contractor to perform such installation, neither shall such installation be subject to supervision by Landlord, except to the extent such installation affects the HVAC System, the Building's Structure, or other buildings in the Project.

     7. Movement in or out of the Building of furniture, office equipment, safes, heavy equipment, bulky material, merchandise or materials which require the use of elevators or stairways, or movements through the Building entrances or lobby shall be restricted to such hours as Landlord shall designate. All such movement shall be under the supervision of Landlord and shall proceed in a manner agreed upon between the Tenants and Landlord by prearrangement before performance so as to arrive at the appropriate time, method and routing of such movement; subject, however, to Landlord's decision and control, to prohibit any such article from being brought into the Building for safety or other concerns. The Tenants are to assume all risks as to the damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for a Tenant from the time of entering the property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from, any act in connection with such service performed for a Tenant.

     8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items which shall in all cases, to distribute weight, stand on supporting devices approved by Landlord. All damages done to the Building by the installation or removal of any property of a Tenant, or done by a Tenant's property while in the Building, shall be repaired at the expense of such Tenant.

     9.  Corridor doors, when not in use, shall be kept closed.

     10. Each Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways.

     11. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons appointed or approved by Landlord in writing.

     12. Should a Tenant require telegraphic, satellite, wireless, annunciator or other communication service, no such services shall be allowed to be installed without Landlord's prior written consent, not to be unreasonably withheld, if they require installation of any equipment in any Common Area or area external to the Building; provided that the installation of telephones and computer equipment shall not be subject to Landlord's prior written consent, except to the extent such installation affects the HVAC System, the

Building's Structure, or other buildings in the Project. Landlord will direct the electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct.

     13. Tenant shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other Tenants or persons having business with the other tenants.

     14. No birds or animals shall be brought into or kept in, on or about any Tenant's leased premises.

     15. No inflammable or explosive fluid or substance shall be used or kept in the Building.

     16. No portion of any Tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     17. Landlord reserves the right to rescind any of the rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be needful for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the Tenants and their agents, employees, licensees and invitees, which rules and regulations, when made and written notice thereof is given to a Tenant, shall be binding upon it in like manner as if originally herein prescribed.

     18. The Building is a non-smoking facility. Smoking is prohibited within the Building. A designated smoking area is provided adjacent to the Building. Smoking is not permitted at the front or back entrances of the Building.

                                 EXHIBIT "H"
                                 -----------
                                 RENEWAL OPTION


     This Exhibit is attached to and a part of that certain Lease Agreement dated as of __________ __, 2000, executed by and between Austin Jack, L.L.C. a
                                                         ---------------------
Delaware limited liability company ("Landlord"), and NetSolve, Incorporated, a
----------------------------------   --------    -----------------------------
Delaware corporation ("Tenant").   Any capitalized term used but not defined
--------------------   ------
herein shall have the meaning assigned to it in the provisions designated in the Lease as the Supplemental Lease Provisions. Landlord and Tenant mutually agree as follows:

1. If, and only if, on the expiration date of the Lease and the date Tenant notifies Landlord of its intention to renew the term of this Lease (as provided below), (i) Tenant is not then in default under this Lease beyond the applicable notice and cure period, if any, (ii) Tenant then occupies and the Premises then consist of the entire Building (except for an assignment to a Permitted Assignee which is expressly excluded herefrom) and (iii) this Lease is in full force and effect, then Tenant, but not any assignee or subtenant of Tenant (except for a Permitted Assignee), shall have and may exercise an option to renew this Lease for one (1) additional term of Five (5) years (the "Renewal Term") upon the same terms and
             --------             ------------
     conditions contained in this Lease with the exceptions that (x) this Lease shall not be further available for renewal and (y) the rental for the Renewal Term shall be the "Renewal Rental Rate", but in no event will the
                                -------------------
     annual Base Rent be less than the annual Base Rent for the last twelve (12) calendar months of the prior term of the Lease. The Renewal Rental Rate is hereby defined to mean the fair market rental rate agreed upon by Landlord and Tenant, considering then prevailing rents (including, without limitation, those similar to the Base Rent) payable by renewal tenants having a credit standing substantially similar to that of Tenant, for properties of equivalent quality, size, utility and location as the Building, located within the area described below and leased for a renewal term approximately equal to the Renewal Term. The Renewal Rental Rate will also take into consideration the tenant inducements offered in the renewal transactions considered by Landlord in determining the Renewal Rental Rate.

2. If Tenant desires to renew this Lease, Tenant must notify Landlord in writing of its intention to renew on or before the date which is at least nine (9) months but no more than twelve (12) months prior to the expiration date of the Lease, Landlord shall, within the next sixty (60) days, notify Tenant in writing of Landlord's proposed Renewal Rental Rate and Tenant shall, within the next twenty (20) days following receipt of Landlord's determination of the Renewal Rental Rate, notify Landlord in writing of Tenant's acceptance or rejection of Landlord's proposed Renewal Rental Rate ("Tenant's Response"). If Tenant timely notifies Landlord of Tenant's
       -----------------
     acceptance of Landlord's determination of the Renewal Rental Rate, this Lease shall be extended as provided herein and Landlord and Tenant shall enter into an amendment to this Lease to reflect the extension of the term and changes in Rent in accordance with this Exhibit. If Tenant does not notify Landlord in writing of Tenant's acceptance or rejection of Landlord's determination of the Renewal Rental Rate within such twenty (20) day period, this Lease shall end on the expiration date of the Lease and except as provided herein to the contrary, neither Landlord nor Tenant shall have any further obligations or liability hereunder.

3. The market area with respect to which the Renewal Rental Rate will be determined is Far Northwest Austin Office Market.
                   ----------------------------------

4. If Tenant timely notifies Landlord in writing within the twenty (20) day period specified in Paragraph 2 for Tenant's Response to Landlord's
                         -----------
     proposed Renewal Rental Rate of Tenant's rejection of Landlord's proposed Renewal Rental Rate, then Landlord and Tenant shall attempt to come to an agreement as to the proposed Renewal Rental Rate. If they are unable to reach an agreement within thirty (30) days of Tenant's rejection, then the Renewal Rental Rate shall be determined by a certified appraiser with at least five (5) years' experience appraising similar space in the Far Northwest Austin Office Market acceptable to both Landlord and Tenant. In the event Landlord and Tenant cannot agree upon the said certified appraiser within ten (10) days after request by either party, such certified appraiser shall be selected upon the written request of either party by the President of the Travis County chapter of the American Arbitration Association. The cost of the appraiser shall be shared equally by Landlord and Tenant. If Tenant objects to the Renewal Rental Rate determined by the said appraiser, Tenant shall be entitled to revoke its exercise of the option to renew in writing within twenty (20) days after receipt of the said appraiser's determination and in that event, this Lease shall end on the expiration date of the Lease and Tenant's renewal option shall be void and of no further force and effect.

                                 EXHIBIT "I"
                                 -----------
                                 CANCELLATION OPTION

     This Exhibit is attached to and a part of that certain Lease Agreement dated as of May ____, 2000 executed by and between Austin Jack, L.L.C., a Delaware limited liability company, hereinafter referred to as "Landlord," and
                                                                ---------
NetSolve, Incorporated, a Delaware corporation hereinafter referred to as

"Tenant."  Any capitalized term used but not defined herein shall have the
-------
meaning assigned to it in the provisions designated in the Lease as the Supplemental Lease Provisions. Landlord and Tenant mutually agree as follows:

(a) If the Commencement Date has not occurred by April 1, 2001, plus any additional days of Delay occasioned by the acts or omissions of Tenant, Landlord shall grant two (2) days of Base Rental abatement for every one
     (1) day of Delay, as Tenant's "Holdover Damages" for such period.

(b) Provided Tenant is not in default under this Lease beyond any notice and cure period afforded in the Lease at the time of the Cancellation Notice (as hereinafter defined), if the Commencement Date has not occurred by June 1, 2001 plus any additional days of Delay occasioned by the acts or omissions of Tenant, Tenant shall be entitled to terminate this Lease by delivery of written notice of cancellation (the "Cancellation Notice") to
                                                      -------------------
     Landlord within five (5) days after expiration of the applicable deadline stated herein.

                                 EXHIBIT "J"
                                 -----------
                              DELAY OF CONSTRUCTION

                            [INTENTIONALLY OMITTED]

                                  EXHIBIT "K"
                                  -----------
                     BUILDING DETAILS AND ACCESS PROVISIONS

     This Exhibit is attached to and a part of that certain Lease Agreement dated as of May __, 2000, executed by and between Austin Jack, L.L.C. a Delaware
                                                  ------------------------------
limited liability company ("Landlord"), and NetSolve, Incorporated, a Delaware
-------------------------   --------    --------------------------------------
corporation ("Tenant").   Any capitalized term used but not defined herein shall
-----------   ------
have the meaning assigned to it in the provisions designated in the Lease as the Supplemental Lease Provisions. Landlord and Tenant mutually agree as follows:

     1. The Building shall be located at the southwest corner of FM 620 and Parmer Lane in accordance with the attached Project Phase One Schematic marked Exhibit "B". The Shell Building shall be constructed
                           -----------
          in accordance with the Shell Plans described in Exhibit "D-1" attached
                                                          -------------
          hereto and will be comprised of two stories with ceilings nine and one half feet above the floor and a clear plenum area to ten and one half feet above the floor. The Building will have fiber optic capabilities, a steel and concrete structural system, masonry and glass exterior, marble and limestone lobby and lobby flooring, all as more particularly described on the Shell Plans.

     2. Landlord acknowledges and agrees that Landlord shall use all reasonable efforts to obtain the necessary permits to construct, and upon receipt of such permits shall thereafter proceed with all reasonable diligence to construct, the extension of Amberglen Road, as a paved road, in the approximate location depicted on Exhibit "B"
                                                                -----------
          hereto, so that Amberglen Road shall extend from Parmer Lane directly to the Building. Tenant acknowledges that it is contemplated that Amberglen Road will ultimately be extended further to connect to FM 620, and is intended to be dedicated as a public right-of-way, however, until such time as that further extension is constructed by Landlord and subject to the provisions hereof, Landlord may terminate the extension of Amberglen Road in a cul de sac. Notwithstanding anything herein contained, (i) in the event Tenant does not have direct access from a private or public roadway to the Building on the Commencement Date, the Base Rental shall be reduced by $6,500.00 for each calendar month of the Lease Term during any part of which Tenant does not have such access, and (ii) in the event Tenant does not have direct access from a private or public roadway to the Building by that date which is two (2) years from the date of full execution of this Lease, Tenant may, in addition to (i) above, terminate this Lease on ten (10) days written notice to Landlord given during that period of time from such second anniversary date to ten (10) days after such second anniversary date.

     3.   Notwithstanding anything in this Exhibit "K" or in the Lease to the
                                           -----------
          contrary, at no time shall the costs to construct or install, and any costs associated with dedication of, or acceptance by the City of Austin for maintenance of the extension of Amberglen Road, be considered to be Basic Costs, and at no time shall Tenant be liable for any portion of such costs; provided, however, in the event the City of Austin does not accept the maintenance obligations related to Amberglen Road or any other streets in the Project, the maintenance repair and operational costs incurred after such refusal in connection with such streets shall be included in Basic Costs of the Project and such streets shall be considered to be Common Areas.

                                  EXHIBIT "L"
                                  -----------
                                LETTER OF CREDIT

     This Exhibit is attached to and a part of that certain Lease Agreement dated as of May __, 2000, executed by and between Austin Jack, L.L.C., a
                                                  ----------------------
Delaware limited liability company ("Landlord"), and NetSolve, Incorporated, a
----------------------------------   --------        -------------------------
Delaware corporation ("Tenant").   Any capitalized term used but not defined
--------------------   ------
herein shall have the meaning assigned to it in the provisions designated in the Lease as the Supplemental Lease Provisions. Landlord and Tenant mutually covenant and agree as follows:

1.   The following shall apply to each letter of credit (each a "Letter of
                                                                 ---------
Credit") required under and in accordance with this Exhibit "L":
------                                              -----------

          a. Each Letter of Credit required hereunder shall (i) be in form and content reasonably acceptable to Landlord, (ii) be issued by a federally insured financial institution reasonably acceptable to Landlord, (iii) have Landlord named as the beneficiary, (iv) have Tenant named as the account party, and (v) have a term of one year, provided, that, if any Letter of Credit hereunder has an expiration date that coincides with the last day of the Lease Term, such Letter of Credit shall be extended for a period of twenty-five (25) days. Tenant shall deliver or cause to be delivered to Landlord each successive Letter of Credit not less than fifteen (15) days prior to the expiration date of the then existing Letter of Credit. If (i) there shall exist an event of default under Section 23 of the Lease (each
                                                 ----------
     an "Event of Default"), (ii) a Letter of Credit has not been replaced by
         ----------------
     Tenant before that date which is fifteen (15) days prior to the date of its expiration or (iii) Tenant fails to strictly comply with any other provision of this Exhibit "L", Landlord may draw on any Letter of Credit by
                       -----------
     presenting the issuer of the Letter of Credit a draw request containing the following statement, "An Event of Default has occurred, Tenant has failed to timely provide Landlord with a replacement Letter of Credit, or Tenant has otherwise failed to comply with the provisions of Exhibit L, under the
                                                           ---------
     Office Lease Agreement entered into by and between Austin Jack, L.L.C., as Landlord, and NetSolve, Inc., as Tenant, dated May ___, 2000." Notwithstanding anything contained in this paragraph 1(a) to the contrary
                                                --------------
     and provided no Event of Default has occurred and no event has occurred which with notice and/or the passage of time would become an Event of Default, in the event Tenant shall fail to deliver any 10Q (as required and defined in paragraph 1(b)), Tenant shall have a period of five (5) days
                --------------
     from the date of receipt of notice from the Landlord of Tenant's failure to deliver such 10Q, within which to cure such failure before Landlord may draw upon any Letter of Credit. In the event (i) Landlord draws upon the Letter of Credit for a failure to deliver a 10Q, (ii) Tenant subsequently delivers the 10Q within ten (10) days of the draw by Landlord, (iii) no other Event of Default has occurred and no other event has occurred which with notice and/or the passage of time would become an Event of Default and
     (iv) Tenant obtains and presents to Landlord a replacement Letter of Credit in the amount of the draw made by Landlord, Landlord shall deliver to the Tenant cash funds in the amount of the draw.

          b. The original Letter of Credit and all renewal Letters of Credit, all 10Q's of Tenant and notices relating to the Letter of Credit shall be delivered to: Austin Jack, L.L.C. c/o One State Farm Plaza, E-10 Bloomington, IL 61710, Attention: Mr. John Higgins, with a copy to Landlord's Representative at the address noted in the Basic Lease Information page. During the Lease Term and within ten (10) days after filing of quarterly financial statements (prepared in accordance with GAAP) ("10Q") with the Securities and Exchange Commission ("SEC"), Tenant shall
       ---                                                 ---
     deliver to Landlord and Landlord's representative such 10Q which shall include but not be limited to income and expense statements, balance sheet and cash flow statements of the Tenant.

          c. No reduction or release of any Letter of Credit required under this Exhibit "L" shall be made unless in compliance with the following
          -----------
     procedures: (a) on or before forty-five (45) days prior to the expiration of such Letter of Credit, Tenant shall have delivered to Landlord all available 10Q's filed by Tenant with the SEC accompanied by a certificate from Tenant stating that (i) no Event of Default has occurred, (ii) no event has occurred which with notice and/or the passage of time would become an Event of Default, and (iii) the 10Q's attached thereto are true, correct and complete copies of the 10Q's filed with the SEC as of ____________ [date], for the quarter ending on such date, (b) by the thirtieth (30th) day prior to the expiration of such Letter of Credit, based on the Tenant's 10Q's Landlord shall notify Tenant whether the evidence received by Landlord is satisfactory for the purposes of any reduction or release (provided, that, Landlord's failure to so notify Tenant shall not be deemed approval of any such information or a waiver of any of the requirements herein contained), and (c) if and only if (x) Tenant has achieved the applicable financial requirements hereunder for such year, (y) no Event of Default has occurred, and (z) no event has occurred which with notice and/or the passage of time would become an Event of Default, then Landlord shall notify Tenant, dependent upon the action pending for such Letter of Credit, to either obtain a renewal Letter of Credit specifying the appropriate amount required hereunder for such Letter of Credit or permit the release of the existing Letter of Credit. In the case of a renewed Letter of Credit, Tenant shall then take all appropriate and necessary action to obtain and deliver to Landlord pursuant to the requirements stated in this Exhibit "L" a renewal Letter of Credit in the
                                 -----------
     amount specified by Landlord.

     2. Tenant shall obtain and deliver to Landlord, on or prior to the Commencement Date, a Letter of Credit ("Letter of Credit #1") in the amount
                                             -------------------
     of $345,000.00. Letter of Credit #1 shall not be subject to any reduction for a period of not less than thirty-six (36) months from the

     Commencement Date. Subject to the provisions of Paragraph 1.c. above, this paragraph and Paragraph 6 below, Letter of Credit #1 may, upon the first day of the thirty-seventh (37th) month after the Commencement Date, be reduced to an amount equal to $245,000.00. Letter of Credit #1 shall not be subject to any additional reduction until the expiration of forty-eight
     (48) months from the Commencement Date. Subject to the provisions of Paragraph 1.c. above, this paragraph and Paragraph 6 below, Letter of Credit #1 may, upon the first day of the forty-ninth (49th) month after the Commencement Date, be reduced to an amount equal to $145,000.00. Letter of Credit #1 shall not be subject to any further reduction until the expiration of sixty (60) months from the Commencement Date. Subject to the provisions of Paragraph 1.c. above, this paragraph and Paragraph 6 below, Letter of Credit #1 may, upon the first day of the sixty-first (61st) month after the Commencement Date, be reduced to an amount equal to $0.00. If an event has occurred which with notice and/or the passage of time would become an Event of Default, no reduction in the amount of the required renewal Letter of Credit #1 shall be allowed until such event has been cured. Furthermore, in the event any of Tenant's 10Q's show a loss for any quarter of the then current year of the Lease Term, then no reduction in the amount of the renewal Letter of Credit #1 shall be allowed unless and until Tenant has achieved four consecutive profitable quarters, provided, that resumption of the opportunities for reductions in the Letter of Credit #1 shall be made in the order listed above with the reduction schedule delayed only by the number of months equal to the period of time from the said unprofitable quarter to the expiration of the said fourth consecutive profitable quarter.

     3.  In the event that Tenant incurs a loss as shown by Tenant's 10Q's in two (2) consecutive calendar quarters during the Lease Term, then within
     -------------------
     ten (10) days of notice from Landlord to Tenant, the Tenant shall obtain and deliver to Landlord an additional Letter of Credit ("Letter of Credit
                                                              ----------------
     #2") in the amount of $500,000.00.  Letter of Credit #2 shall be released
     --
     by Landlord only upon Tenant providing to Landlord Tenant's 10Q's evidencing that Tenant has achieved a profit on Tenant's 10Q's in each of four (4) consecutive calendar quarters after the issue date of Letter of Credit #2 and otherwise in accordance with the other release provisions of this Exhibit L.
          ---------

     4. If, at any point during the Lease Term, Tenant's cash, as shown on Tenant's 10Q's, is less than $30,000,000.00, then within ten (10) days of notice from Landlord to Tenant, Tenant shall obtain and deliver to Landlord an additional Letter of Credit ("Letter of Credit #3") in the amount of
                                      -------------------
     $500,000.00. Letter of Credit #3 shall be released by Landlord only upon Tenant providing to Landlord Tenant's 10Q's evidencing that Tenant's cash position, as shown on Tenant's 10Q's, is greater than $30,000,000.00 for each of four (4) consecutive calendar quarters and otherwise in accordance with the other release provisions of this Exhibit L.
                                               ---------

     5. If Tenant incurs a loss in a calendar quarter as shown by Tenant's 10Q's and either (but not both) (a) Letter of Credit #2, or (b) Letter of Credit #3 has been issued and is in existence, then within ten (10) days of notice from Landlord to Tenant, Tenant shall be required to obtain and deliver to Landlord an additional Letter of Credit ("Letter of Credit #4")
                                                          -------------------
     in the amount of $500,000.00. Letter of Credit #4 shall be released only upon Tenant providing to Landlord Tenant's 10Q's evidencing that Tenant has achieved a profit in each of four (4) consecutive calendar quarters, as shown on Tenant's 10Q's and otherwise in accordance with the other release provisions of this Exhibit L.
                        ---------

6.   Notwithstanding anything to the contrary contained in this Exhibit "L", the
                                                                -----------
total amount of all Letters of Credit in existence at any one time shall not exceed $1,345,000.00 (the "LC Cap"); provided, however, in the event that the LC
                           ------
Cap results in a reduction in the issue amount of or the elimination of the necessity of obtaining any Letter of Credit (either the reduced Letter of Credit or the eliminated Letter of Credit referred to herein as the "Above Cap LC"),
                                                              ------------
then in such event notwithstanding anything to the contrary, no further reductions in the amount of Letter of Credit #1 shall be allowed until Tenant provides Landlord Tenant's 10Q's evidencing that Tenant has achieved a profit in each of four (4) consecutive calendar quarters, as shown on Tenant's 10Q's. In such case, the months in which the opportunities for the reduction of Letter of Credit #1 were to have been available shall be delayed by the number of months during which the Above Cap LC is or would have been in existence but for the LC Cap.

7. In the event (i) Tenant fails to timely provide the additional Letter of Credit as described in paragraphs 3, 4, or 5 above or to timely replace any
                       ---------------------
Letter of Credit as required under this Exhibit "L", (ii) Landlord draws upon,
                                        -----------
as a result thereof, any Letter of Credit for such failure, (iii) Tenant subsequently obtains and presents to Landlord all required Letters of Credit within ten (10) days of the draw by Landlord, and (iv) no event of Default has occurred and no event has occurred which with notice and/or the passage of time would become an Event of Default, then Landlord shall deliver to Tenant cash funds in the amount of the draw.

8.   With prior notice to Landlord, and no more than once during each twelve
(12) month period of the Lease Term, Tenant may substitute one or more Letters of Credit issued by a federally insured financial institution reasonably acceptable to Landlord different than the issuer or issuers of those Letters of Credit then issued; provided, however, that each substituted Letter of Credit shall comply with all of the requirements of this Exhibit "L", including each of
                                                  -----------
the requirements set forth in subparagraph 1.a. above.
                              -----------------

9. Upon the release, reduction or substitution of any Letter of Credit, Landlord shall return all released or replaced Letters of Credit to their issuers and shall notify the Tenant that the released or replaced Letters of Credit have been sent to the issuer; provided, however, in the event of a renewal or replacement, such return of the Letters of Credit and notification to Tenant shall take place only if, and no later than ten (10) days after, the Tenant provides to Landlord an acceptable replacement Letter of Credit complying with the terms of this Exhibit "L".
                       -----------

                                  EXHIBIT "M"
                                  -----------
                       ACCEPTANCE OF PREMISES MEMORANDUM

This Acceptance of Premises Memorandum is being executed pursuant to that certain Lease Agreement (the "Lease") dated the _______ day of ___________ 2000,
                              -----
by and between Austin Jack, L.L.C., a Delaware limited liability company
               ---------------------------------------------------------
("Landlord"), and NetSolve, Incorporated, a Delaware corporation ("Tenant"),
----------        ----------------------------------------------   ------
pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain space in the building located at 9100 Amberglen Blvd., in Austin, Texas
                                         --------------------
(the "Building").  Landlord and Tenant hereby agree that:
      --------

1. Tenant acknowledges and agrees that it has fully inspected the Premises and, subject to uncompleted Punch List Items, accepts the Premises, and improvement situated thereon, "AS IS," and acknowledges and agrees that the Premises are suitable for the purposes for which the same are leased in their present condition. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 4 OF THE
                                                                ---------
     LEASE (RELATING TO COMPLIANCE), NO WARRANTIES, EXPRESS OR IMPLIED, ARE MADE REGARDING THE CONDITION OR SUITABILITY OF THE PREMISES AT THE COMMENCEMENT OF THIS LEASE. FURTHER, TO THE EXTENT PERMITTED BY LAW, TENANT WAIVES ANY IMPLIED WARRANTY OF SUITABILITY OR OTHER IMPLIED WARRANTIES THAT LANDLORD WILL MAINTAIN OR REPAIR THE PREMISES OR ITS APPURTENANCES EXCEPT AS MAY BE CLEARLY AND EXPRESSLY PROVIDED IN THIS LEASE. THE RENTS PROVIDED IN THIS LEASE HAVE BEEN NEGOTIATED ON THE BASIS OF AND WITH THE UNDERSTANDING THAT THIS EXHIBIT WILL CONTROL OVER ANY CONFLICTING PROVISIONS CONTAINED HEREIN OR IMPLIED BY LAW.

2.   The Commencement Date of the Lease is ____________________ _______.   If
     the date set forth in Section 1 of the Lease Agreement is different than
                           ---------
     the date set forth in the preceding sentence, then Section 1 of the Lease
                                                        ---------
     Agreement is hereby amended to be the Commencement Date set forth in the preceding sentence.

3.  The Expiration Date of the Lease is _______________________, ___________.

4. Tenant represents to Landlord that Tenant has received a Certificate of Occupancy covering the Building from Landlord.

5. Tenant's telephone number at the Building is ___________________, Tenant's facsimile number at the Building is ________________.

6. All capitalized items not defined herein shall have the meaning assigned to them in the Lease.

7. Tenant and each person signing this Acceptance of Premises Memorandum on behalf of Tenant represents to Landlord that (i) Tenant has the full right and authority to enter into this Acceptance of Premises Memorandum and (ii) each person signing on behalf of Tenant was and continues to be authorized to do so.

Agreed and Executed this __________ day of ___________________, 2000.

                              LANDLORD:

                              AUSTIN JACK, L.L.C., a Delaware limited liability company

                              By:   It's Manager Transwestern Property
                                    Company Southwest, L.P. dba Transwestern
                                    Commercial Services as authorized Property
                                    Manager for Austin Jack, L.L.C.

                                    By:_______________________________
                                         Name:______________________
                                         Title: ______________________


                                    By:_______________________________
                                         Name:______________________
                                         Title: ______________________


                              TENANT:

                              NETSOLVE, INCORPORATED, a
                              Delaware corporation

                              By:       _________________________________
                              Name:      _________________________________
                              Title:     _________________________________